UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)

Address of Registrant	1 Main Street North
Minot, ND 58703

Name and Address of agent for service	Brent Wheeler/Kevin Flagstad
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	December 31
Date of reporting period	December 30, 2005

Item 1)	Reports to Stockholders.

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Value Fund (the “Fund”) for the year ended December 30, 2005. The Fund’s portfolio and related financial statements are presented within for your review.

The second leg run up in the stock market that began in August, 2004 paused for a breather in early 2005. This consolidation period continued in a downward pattern, reaching an extremely oversold condition on April 20. A strong rally ensued. The S&P 500 subsequently established another meaningful bottom (but at a higher level) on October 13, 2005, reaching a significantly oversold condition, affording investors the last opportunity to “Buy the Dips” in 2005. Sluggish market conditions in December, 2005 set the stage for a strong market in 2006 and beyond.

2005 brought us concerns over high oil prices, inflation, and declining consumer confidence. However, recent market resilience hints that business and consumers will muddle through somehow, in spite of higher oil prices. Contrary to conventional wisdom in the fall of 2004 and at the outset of 2005, we strongly suggested technology and healthcare as areas providing attractive valuations. Healthcare and technology have both led the way for much of 2005. As predicted, the economy continues down a path of solid, steady growth.

The Value Fund (+6.70%*) outperformed the benchmark and the Morningstar large value category over the 2005 calendar year. This was due to several factors: we were overweight in the Semiconductor and Semiconductor Equipment areas. Late in 2004, we purchased shares of Texas Instruments, Intel, and Lam Research based on attractive valuations, competitive advantage, and anticipation of increased revenues. Texas Instruments and Lam Research have appreciated nicely. Intel’s performance was slightly disappointing. We continue to believe it has good upside potential as it overcomes constraints that have limited manufacturing capacity. E-Trade’s (Diversified Financial) share price benefited from consolidation amongst electronic trading platforms. Also contributing positively to performance were overweight positions in select biotechnology issues. Genzyme has capitalized on the strength of its genetic disorder products. Kos Pharmaceutical, which specializes in time-release cholesterol lowering drugs, appreciated significantly during the year, but recently suffered a significant decline upon announcement that Merck had a similar product targeted for sale in 2008. We feel the price drop in Kos Pharmaceutical shares was unwarranted. The strength of Merck’s presentation rested on using Kos’ data, and if anything, should strengthen Kos Pharmaceutical’s franchise over the next few years. Eon Labs (sold) profited handsomely, becoming the acquisition target of Novartis. Our overweight position in insurance stocks versus banks contributed positively to performance, with W. R. Berkley being a big winner. Among the other winners were energy players Conoco Phillips (Integrated Oil & Gas) and Maverick Tube (Oil & Gas Equipment). When viewed versus benchmark, the Fund’s performance was negatively affected by its underweight exposure to high yield utilities, health care providers, and multiline retail. Individual securities hurting Fund performance were positions in Andrx (Pharmaceuticals), Angiotech Pharmaceuticals (Pharmaceuticals), and Boston Scientific (Health Care Equipment); Andrx received notice from the FDA concerning compliance of its Davie Florida production facility. Management’s response appears to have allayed investor’s fears as the stock rebounded nicely in the fourth quarter. Boston Scientific and Angiotech underperformed despite strong revenues and solid market share in drug eluting stents.

We manage the Value Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable value stocks that areexpected increased unit volume beneficiaries. These are typically enterprises, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative “Red Ink Turn Arounds” with an unattractive business franchise. We like to think of ourselves as investors in profitable companies, not speculators.

We are currently underweight in utilities, retail apparel, banks, automobiles and components, multiline retail, materials, consumer staples, media, and integrated oil & gas and oil & gas exploration. We are overweight in semiconductor, semiconductor equipment, wireless telecom issues, biotechnology, pharmaceuticals, construction & farm equipment, insurance, and homebuilding. We continue to focus on companies that are experiencing “positive change” while still selling at reasonable valuations as opposed to high-yielding, low-growth defensive stocks such as utilities and consumer staples. We do not invest in high yield issues without regard to the viability and attractiveness of the underlying business franchise. At the end of December, 2005, the portfolio had an average forward P/E ratio of approximately 14, a consensus future earnings growth rate of 17% and an average ROE of 19%.

While value investing is generally considered to be a defensive style, often underperforming in a bull market, we nevertheless believe our Value Fund is well positioned to take advantage of what we expect to be a vibrant economic expansion in the years ahead.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Fund invests in small and mid-sized companies. Stocks of small and mid-sized companies are more sensitive to changing market conditions and, therefore, investing in such securities involves greater risk than investing in the securities of larger companies.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund’s shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
 The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Total Return
 Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PORTFOLIO MARKET SECTORS
(as a % of Net Assets)

HC – Healthcare	33.4%
T – Technology	21.4%
F – Financial	19.9%
CG – Capital Goods	9.4%
RP – Repurchase Agreement	5.3%
E – Energy	4.8%
O – Other	3.5%
TR – Transportation	2.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
(as a percentage of net assets)

1.	Wells Fargo Repurchase Agreement	5.3%
2.	Angiotech Pharmaceuticals, Inc.	5.1%
3.	Intel Corp	5.1%
4.	Merck & Co	4.9%
5.	Kos Pharmaceuticals, Inc.	4.8%
6.	ConocoPhillips	4.8%
7.	Andrx Group	4.0%
8.	Boston Scientific Corp.	4.0%
9.	Hovnanian Enterprises	3.6%
10.	Merrill Lynch	3.5%

The Fund’s holdings are subject to change at any time.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005, to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,068.11	$13.70
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.89	$13.33

* Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 6.81% for the six-month period from June 30, 2005, to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
				Since Inception
Integrity Value Fund	1 year	5 year	10 year	(May 26, 1998)
Without Sales Charge	6.70%	1.02%	N/A	0.98%
With Sales Charge (5.75%)	0.58%	(0.17%)	N/A	0.19%

				Since Inception
Lipper Large Cap Value Index	1 year	5 year	10 year	(May 26, 1998)
	6.26%	2.27%	N/A	4.03%

				Since Inception
Dow Jones Composite Index	1 year	5 year	10 year	(May 26, 1998)
	9.49%	4.12%	N/A	5.55%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Value Fund, Lipper Large Cap Value Index, and the Dow Jones Composite Index.

	Integrity Value Fund w/o Sales Charge	Integrity Value Fund w/Max Sales Charge	Lipper Large Cap Value Index	Dow Jones Composite Index
05/26/98	$10,000	$ 9,425	$10,000	$10,000
12/31/98	$ 9,990	$ 9,416	$10,682	$10,279
12/31/99	$10,468	$ 9,866	$11,833	$11,717
12/29/00	$10,237	$ 9,648	$12,065	$12,316
12/31/01	$ 9,165	$ 8,638	$11,030	$10,952
12/31/02	$ 7,677	$ 7,236	$ 8,860	$ 9,207
12/31/03	$ 9,404	$ 8,864	$11,340	$11,914
12/31/04	$10,091	$ 9,511	$12,700	$13,770
12/30/05	$10,767	$10,148	$13,496	$15,076

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s Adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports. Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: As of September 30, 2005, the Fund underperformed its relative benchmark. However, the Fund has positive returns for the year-to-date, 1-year, 5-year and since inception periods. The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of December 31, 2004, Mr. Koenig's compensation is based on salary paid every other week. He is not compensated for client retention. Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

▪

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (91.2%)

Banks (3.2%)
J.P. Morgan Chase & Co.	4,000	$158,760

Biotechnology & Drugs (5.1%)
*Angiotech Pharmaceuticals, Inc.	19,000	249,850

Computer Hardware (8.0%)
*Hyperion Solutions	4,000	143,280
Intel Corp	10,000	249,600
		392,880

Computer Services (3.5%)
*Netease.com Inc. ADR	3,000	168,480

Diversified Electronic (2.4%)
Anixter International Inc	3,000	117,360

Drugs and Pharmaceuticals (16.5%)
*Andrx Group	12,000	197,640
*Kos Pharmaceuticals, Inc.	4,500	232,785
Merck & Co	7,500	238,575
Wyeth	3,000	138,210
		807,210

Engineering (3.6%)
*Hovnanian Enterprises	3,500	173,740

Financial (8.1%)
*Affiliated Managers Group	1,500	120,375
*E-Trade Financial Corp.	5,000	104,300
Merrill Lynch	2,500	169,325
		394,000

Healthcare (7.8%)
*Amsurg Corporation	6,500	148,590
Biomet, Inc.	3,000	109,710
*Genzyme Corp.	1,700	120,326
		378,626

Insurance (8.6%)
Berkley (W.R.)	3,000	142,860
Everest Reinsurance Group Ltd.	1,200	120,420
St. Paul Travelers	3,500	156,345
		419,625

Internet Software & Services (1.9%)
*RealNetworks Inc.	12,000	93,120

Machinery & Equipment (2.6%)
Caterpillar Inc	2,200	127,094

Medical Equipment (4.0%)
*Boston Scientific Corp.	8,000	195,920

Oil And Gas Operations (8.0%)
ConocoPhillips	4,000	232,720
*Maverick Tube	4,000	159,440
		392,160

Semiconductor (5.6%)
*Lam Research Corp	4,000	142,720
Texas Instruments	4,000	128,280
		271,000

Transportation (2.3%)
*Yellow Roadway Corp.	2,500	111,525

TOTAL COMMON STOCKS (COST: $4,103,195)		$4,451,350

REPURCHASE AGREEMENTS (5.3%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $259,174)	$259,174	$259,174
3.98%, Dated 12/07/2005, Due 01/04/2006, Collateralized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (3.8%)	Shares
Wells Fargo Advantage Investment Money Market	150,000	$150,000
Wells Fargo Advantage Treasury Plus Money Market	34,217	34,217
TOTAL SHORT-TERM SECURITIES (COST: $184,217)		$184,217

TOTAL INVESTMENTS IN SECURITIES (COST: $4,546,586)		$4,894,741
OTHER ASSETS LESS LIABILITIES		(13,416)

NET ASSETS		$4,881,325

ADR – American Depository Receipt

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial StatementsDecember 30, 2005

Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $4,546,586)	$4,894,741
Accrued dividends receivable	4,390
Accrued interest receivable	1,193
Prepaid expenses	4,857
Receivable for fund shares sold	100
Total Assets	$4,905,281

LIABILITIES
Payable to affiliates	$10,037
Accrued expenses	8,537
Payable for fund shares redeemed	5,283
Disbursement in excess of demand deposit cash	99
Total Liabilities	$23,956

NET ASSETS	$4,881,325

Net assets are represented by:
Paid-in capital	$5,373,031
Accumulated undistributed net realized gain (loss) on investments	(839,861)
Unrealized appreciation on investments	348,155
Total amount representing net assets applicable to
471,835 outstanding shares of no par common stock
(unlimited shares authorized)	$4,881,325

Net asset value per share	$10.35
Public Offering Price (based on sales charge of 5.75%)	$10.98

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$12,739
Dividends	71,259
Total Investment Income	$83,998

EXPENSES
Investment advisory fees	$64,107
Distribution (12b-1) fees	32,054
Transfer agent fees	24,002
Accounting service fees	27,205
Administrative service fees	24,001
Custodian fees	3,977
Professional fees	10,811
Trustees fees	1,146
Transfer agent out-of-pockets	101
Reports to shareholders	5,411
License, fees, and registrations	1,952
Foreign tax expense	831
Legal fees	6,271
Audit fees	5,293
Other fees	116
Total Expenses	$207,278
Less expenses waived or absorbed by the Fund’s manager	(37,394)
Total Net Expenses	$169,884

NET INVESTMENT INCOME (LOSS)	$(85,886)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$829,993
Net change in unrealized appreciation (depreciation) of investments	(480,234)
Net Realized and Unrealized Gain (Loss) on Investments	$349,759
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$263,873

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets

For the year ended December 30, 2005, and the year ended December 31, 2004

	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(85,886)	$(109,039)
Net realized gain (loss) on investment transactions	829,993	990,688
Net change in unrealized appreciation (depreciation) on investments	(480,234)	(233,043)
Net Increase (Decrease) in Net Assets Resulting From Operations	$263,873	$648,606

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$238,205	$935,795
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(5,272,297)	(2,663,192)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(5,034,092)	$(1,727,397)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,770,219)	$(1,078,791)

NET ASSETS, BEGINNING OF PERIOD	9,651,544	10,730,335
NET ASSETS, END OF PERIOD	$4,881,325	$9,651,544
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity Value Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. On September 19, 2003, the Integrity Value Fund became a series of the Integrity Funds Trust. Prior to this the Fund was part of the Willamette Funds Group. The Willamette Funds which were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Integrity Value Fund. The Fund seeks above average total return through a combination of capital appreciation and dividend income.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-Exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the fiscal years ended December 30, 2005, and December 31, 2004, there were no distributions paid.

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
0	0	0	($839,861)	$348,155	($491,706)

As of December 30, 2005, the Fund had net capital loss carryforwards, which are available to offset future realized gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2011	$839,861

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 471,835 and 994,708 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	23,906	103,532
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(546,779)	(295,166)
Net increase (decrease)	(522,873)	(191,634)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund has recognized $26,713 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $1,188 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Value Fund do not exceed 2.65%. After such a date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $32,054 of distribution fees for the year ended December 30, 2005. The Fund has a payable to Integrity Funds Distributor of $2,086 at December 30, 2005, for distribution fees.

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $24,002 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $27,205 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,209 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. Each Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $24,001 of administrative service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,800,417 and $6,991,948, respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $4,546,586. The net unrealized appreciation of investments based on the cost was $348,155, which is comprised of $684,842 aggregate gross unrealized appreciation and $336,687 aggregate gross unrealized depreciation.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$9.70		$9.04		$6.82		$9.28		$9.12		$9.65

Income from Investment Operations:
Net investment income (loss)		$(.18)		$(.11)		$(.12)		$(.05)		$(.07)		$(.02)
Net realized and unrealized gain (loss) on investment transactions		..83		..77		2.34		(2.41)		..23		(.49)
Total Income (Loss) From Investment Operations	$	..65	$	..66		$2.22		$(2.46)	$	..16		$(.51)

Less Distributions:
Dividends from net investment income	$	..00		..00	$	..00	$	..00	$	..00	$	..00
Return of capital		..00		..00		..00		..00		..00		(.01)
Distributions from net realized gains		..00		..00		..00		..00		..00		(.01)
Total Distributions	$	..00	$	..00	$	..00	$	..00	$	..00		$(.02)

NET ASSET VALUE, END OF PERIOD		$10.35		$9.70		$9.04		$6.82		$9.28		$9.12

Total Return		6.70%(A)		7.30%(A)		32.55%(A) (C)		(26.51%)(A)		1.75%(A)		(5.23%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$4,881		9,652		$10,730		$8,562		$11,826		$12,879
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.66%(B)(D)		3.64%(B)		3.13%(B)		2.90%(B)
Ratio of net investment income to average net assets		(1.34%)		(1.06%)		(1.94%)(D)		(0.63%)		(0.71%)		(0.22%)
Portfolio turnover rate		29.96%		81.42%		34.08%		45.09%		30.41%		66.29%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $37,394 and $22,747, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.23% and 2.87%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $14,133. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.85%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $0, $0, and $0, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.64%, 3.13%, and 2.90%, respectively.

(C) Ratio is not annualized.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Value Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Value Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the financial highlights for the nine months ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Value Fund of The Integrity Funds, as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended December 30, 2005 and December 31, 2004 and the financial highlights for the years then ended and the financial highlights for the nine months ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Small Cap Growth Fund (the "Fund") for the year ended December 30, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The second leg run up in the stock market that began in August 2004 paused for a breather in early 2005. This consolidation period continued in a downward pattern, reaching an extremely oversold condition on April 20. A strong rally ensued. The S&P 500 subsequently established another meaningful bottom (but at a higher level) on October 13, 2005, reaching a significantly oversold condition, affording investors the last opportunity to “Buy the Dips” in 2005. Sluggish market conditions in December 2005 set the stage for a strong market in 2006 and beyond.

2005 brought us concerns over high oil prices, inflation, and declining consumer confidence. However, recent market resilience hints that business and consumers will muddle through somehow, in spite of higher oil prices. Contrary to conventional wisdom in the fall of 2004 and at the outset of 2005, we strongly suggested technology and healthcare as areas providing attractive valuations. Healthcare and technology have both led the way for much of 2005. As predicted, the economy continues down a path of solid, steady growth.

The Small Cap Growth Fund (+11.65%*) outperformed the Morningstar midcap growth category but fell short of the benchmark over the 2005 calendar year. Assisting performance was our overweight position in healthcare. Resolution to Medicare / Medicaid reimbursement rate issues lifted some of the uncertainty surrounding our holdings in the healthcare services and healthcare facilities areas, resulting in outstanding performance by Express Scripts and Community Health Systems. Kos Pharmaceutical (Biotechnology), which specializes in time-release cholesterol lowering drugs, appreciated significantly during the year, recently suffered a significant decline upon announcement that Merck had a similar product targeted for sale in 2008. We feel this to be a severe over-reaction. The strength of Merck’s presentation rested on using Kos Pharma’s data, and if anything, should strengthen Kos Pharma’s franchise over the next few years. Our position in Eon Labs (sold) profited handsomely, becoming the acquisition target of Novartis. We were also overweight in oil / gas drilling and equipment concerns (Precision Drilling & Maverick Tube) that performed quite well. Among financials, we were overweight Diversified Financials and Insurance, with E-Trade (Diversified Financial) and W.R. Berkley being our best performers in this group. Among other bright spots were: Cerner (Health Care Services – recently sold), Lam Research (Semiconductor Equipment), and Hyperion Solutions (Application Software). Transportation issues were a drag on performance. Fears of an economic slowdown and higher fuel prices had a negative impact on J.B. Hunt, Arkansas Best, and Yellow Corp. Other securities hurting fund performance were Angiotech Pharmaceuticals and Andrx, (Pharmaceuticals). Andrx received notice from the FDA concerning compliance of its Davie, Florida production facility. Management’s response appears to have allayed investor’s fears as the stock rebounded nicely in the fourth quarter. When viewed versus the benchmark, underweight positions in Asset Management, Diversified Metals, Consumer Staples, Utilities, Specialty Stores, Apparel Retail, and Casinos & Gaming stocks had a negative impact on the fund.

We manage the Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable small cap growth stocks that areexpected increased unit volume beneficiaries. These are typicallyenterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks”. We like to think of ourselves as investors in profitable companies, not speculators.

We focus on rapidly growing companies that were selling at reasonable P/E ratios. Relative to benchmark, we are currently underweight in utilities, integrated telecomm, diversified metals, consumer staples, consumer discretion, diversified commercial, machinery, regional banks, asset management, and overweight in wireless telecom, healthcare services and facilities, biotechnology, pharmaceuticals, diversified financial, insurance, technology distribution, and trucking. We continue to focus on companies that are experiencing “positive change”. At the end of December 2005, the portfolio had an average forward P/E ratio of approximately 15, a consensus future earnings growth rate of 18% and an average ROE of 22%.

Smaller companies generally have much higher growth prospects than their larger competitors. For this and other reasons, we believe our portfolio is well positioned to take advantage of the expanding economy and current market conditions.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Fund invests in small and mid-sized companies. Stocks of small and mid-sized companies are more sensitive to changing market conditions and, therefore, investing in such securities involves greater risk than investing in the securities of larger companies.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
 Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
 The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Total Return
 Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PORTFOLIO MARKET SECTORS
(As a % of Net Assets)

T-Technology	26.7%
HC-Healthcare	23.7%
F-Financial	15.7%
TR-Transportation	9.6%
O-Other	8.3%
CG-Capital Goods	5.1%
S-Services	4.5%
E-Energy	4.3%
BM-Basic Material	2.1%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
(As a percentage of net assets)

1.	Anixter International Inc.	5.2%
2.	Andrx Group	4.9%
3.	Kos Pharmaceuticals, Inc.	4.6%
4.	Turkcell ADR	4.5%
5.	E*Trade Financial Corp.	4.4%
6.	Yellow Roadway Corp.	4.3%
7.	Berkley (W.R.)	4.3%
8.	Affiliated Managers Group	4.3%
9.	Wells Fargo Repurchase Agreement	4.1%
10.	Hyperion Solution	3.9%

The Fund’s holdings are subject to change at any time.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,090.91	$13.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.89	$13.33

*Expenses are equal to the annualized expense ratio 2.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 9.09% for the six-month period of June 30, 2005 to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For year period ending December 30, 2005
				Since Inception
Integrity Small Cap Growth Fund	1 year	5 year	10 year	(April 5, 1999)
Without Sales Charge	11.65%	1.53%	N/A	9.71%
With Sales Charge (5.75%)	5.26%	0.33%	N/A	8.75%
				Since Inception
Lipper Small Cap Growth Index	1 year	5 year	10 year	(April 5, 1999)
	5.34%	1.25%	N/A	7.35%
				Since Inception
Russell 2000 Index	1 year	5 year	10 year	(April 5, 1999)
	4.55%	8.22%	N/A	9.33%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Small Cap Growth Fund, Lipper Small Cap Growth Index, and the Russell 2000 Index

	Integrity Small Cap Growth Fund w/o Sales Charge	Integrity Small Cap Growth Fund w/Max Sales Charge	Lipper Small Cap Growth Index	Russell 2000 Index

04/05/99	$10,000	$ 9,425	$10,000	$10,000
12/31/99	$17,892	$16,863	$16,519	$12,673
12/29/00	$17,327	$16,331	$15,155	$12,290
12/31/01	$15,191	$14,318	$13,190	$12,596
12/31/02	$11,467	$10,808	$ 9,546	$10,016
12/31/03	$14,946	$14,087	$13,815	$14,748
12/31/04	$16,747	$15,784	$15,312	$17,452
12/30/05	$18,698	$17,623	$16,129	$18,246

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports. Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable.  The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses. The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: The Fund has performed higher than its relative benchmark, and has positive returns for the September 30, 2005, year-to-date, 1-year and since inception periods. The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board reviewed briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser
 Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Koenig's compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

▪

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer
Percentages represent the market value of each investment category to total net assets.	Quantity	Market Value
COMMON STOCKS (91.7%)

BIOTECHNOLOGY & DRUGS (3.3%)
*Angiotech Pharmaceuticals, Inc.	38,000	$499,700
		499,700
CHEMICALS (2.1%)
Agrium	14,500	318,855
		318,855
COMPUTER HARDWARE (9.5%)
*Hyperion Solutions	16,500	591,030
Intel Corp	17,500	436,800
*ManTech International	14,000	390,040
		1,417,870
COMPUTER SERVICES (3.4%)
*Netease.com Inc. ADR	9,000	505,440
		505,440
DIVERSIFIED ELECTRONIC (5.2%)
Anixter International Inc	20,000	782,400
		782,400
DRUGS & PHARMACEUTICALS (9.6%)
*Andrx Group	45,000	741,150
*Kos Pharmaceuticals, Inc.	13,500	698,355
		1,439,505
ENERGY (1.0%)
*Weatherford International Ltd.	4,178	151,243
		151,243
ENGINEERING (2.3%)
*Hovnanian Enterprises	7,000	347,480
		347,480
FINANCIAL (8.7%)
*Affiliated Managers Group	8,000	642,000
*Dime Bancorp Warrants	20,400	2,652
*E*Trade Financial Corp.	32,000	667,520
		1,312,172
HEALTHCARE (7.6%)
*Amsurg Corporation	20,000	457,200
*Biomet, Inc.	8,500	310,845
*Express Scripts	4,500	377,100
		1,145,145
HOSPITAL (3.1%)
*Community Health Systems	12,300	471,582
		471,582
INSURANCE (6.9%)
Berkley (W.R.)	13,500	642,870
Everest Reinsurance Group Ltd.	4,000	401,400
		1,044,270
INTERNET SOFTWARE & SERVICES (2.0%)
*RealNetworks Inc.	38,000	294,880
		294,880
OIL & GAS OPERATIONS (6.0%)
*Maverick Tube	10,500	418,530
*Newfield Exploration	9,800	490,686
		909,216
SEMICONDUCTOR (6.8%)
*Lam Research Corp	16,000	570,880
Texas Instruments	14,000	448,980
		1,019,860
TELECOMMUNICATION (4.5%)
Turkcell ADR	44,516	683,766
		683,766
TRANSPORTATION (9.7%)
Arkansas Best	10,500	458,640
Hunt (JB) Transport	15,000	339,600
*Yellow Roadway Corp.	14,500	646,845
		1,445,085

TOTAL COMMON STOCKS (COST: $10,877,788)		$13,788,469

REPURCHASE AGREEMENTS (4.1%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $622,017)	$622,017	$622,017
3.98%, dated 12/07/05, due 01/04/06, Collateralized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (4.8%)	Shares
Wells Fargo Advantage Investment Money Market	517,000	$517,000
Wells Fargo Advantage Treasury Plus Money Market	210,501	210,501
TOTAL SHORT-TERM SECURITIES (COST: $727,501)		$727,501

TOTAL INVESTMENTS IN SECURITIES (COST: $12,227,306)		$15,137,987
OTHER ASSETS LESS LIABILITIES		(103,947)

NET ASSETS		$15,034,040

* Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and LiabilitiesDecember 30, 2005

ASSETS
Investments in securities, at value (cost: $12,227,306)	$15,137,987
Accrued dividends receivable	1,473
Accrued interest receivable	3,704
Prepaid expenses	7,050
Receivable for fund shares sold	600

Total Assets	$15,150,814

LIABILITIES
Disbursement in excess of demand deposit cash	$51,316
Payable to affiliates	30,213
Accrued expenses	16,715
Payable for fund shares redeemed	18,530

Total Liabilities	$116,774

NET ASSETS	$15,034,040

Net assets are represented by:
Paid-in capital	$12,123,359
Unrealized appreciation on investments	2,910,681
Total amount representing net assets applicable to
1,233,638 outstanding shares of no par common stock
(unlimited shares authorized)	$15,034,040

Net Asset Value per share	$12.19
Public Offering Price (based on sales charge of 5.75%)	$12.93

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$34,864
Dividends	117,654
Total Investment Income	$152,518

EXPENSES
Investment advisory fees	$204,655
Distribution (12b-1) fees	85,273
Transfer agent fees	42,637
Accounting service fees	32,527
Administrative service fees	34,109
Custodian fees	5,705
Professional fees	12,659
Trustees fees	885
Transfer agent out-of-pockets	1,125
Reports to shareholders	12,122
Insurance expense	6,870
BISYS service fees	2,263
Foreign tax expense	1,480
Legal fees	8,988
Audit fees	5,161
License, fees, and registrations	10,499
Total Expenses	$466,958
Less expenses waived or absorbed by the Fund’s manager	(15,012)
Total Net Expenses	$451,946

NET INVESTMENT INCOME (LOSS)	$(299,428)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$3,348,668
Net change in unrealized appreciation (depreciation) of investments	(1,372,352)
Net Realized and Unrealized Gain (Loss) on Investments	$1,976,316
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,676,888

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the year ended December 30, 2005, and the year ended December 31, 2004

	For the Year Ended December 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(299,428)	$(483,535)
Net realized gain (loss) on investment transactions	3,348,668	2,758,718
Net change in unrealized appreciation (depreciation) on investments	(1,372,352)	125,423
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,676,888	$2,400,606

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions ($3.10 and $.00 respectively)	(3,061,875)	0
Total Dividends and Distributions	$(3,061,875)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$151,051	$508,516
Proceeds from reinvested dividends	3,011,449	0
Cost of shares redeemed	(8,286,674)	(4,850,503)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(5,124,174)	$(4,341,987)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(6,509,161)	$(1,941,381)

NET ASSETS, BEGINNING OF PERIOD	21,543,201	23,484,582
NET ASSETS, END OF PERIOD	$15,034,040	$21,543,201
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity Small Cap Growth Fund (the Fund) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. On September 19, 2003, the Integrity Small Cap Growth Fund became a series of The Integrity Funds Trust. Prior to this the Fund was a part of the Willamette Funds Group. The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Integrity Small Cap Growth Fund. The Fund seeks to provide long-term growth through capital appreciation.

Shares are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	3,061,875	0
Total	$3,061,875	$0

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	$2,910,681	$2,910,681

As of December 30, 2005, the Fund did not have net capital loss carryforwards, which are available to offset future realized capital gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 1,233,638 and 1,576,239 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	10,767	40,234
Shares issued on reinvestment of dividends	245,032	0
Shares redeemed	(598,400)	(388,665)
Net increase (decrease)	(342,601)	(348,431)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $189,643 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $14,906 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Small Cap Growth Fund do not exceed 2.65%. After such a date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $85,273 of distribution fees for the year ended December 30, 2005. The Fund has a payable to Integrity Funds Distributor of $6,443 at December 30, 2005, for service fees.

Integrity Fund Services, the transfer agent, provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $42,637 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $3,222 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $32,527 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,644 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. Each Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $34,109 of administrative service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,577 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $4,563,328 and $13,503,693 respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $12,227,306. The net unrealized appreciation of investments based on the cost was $2,910,681, which is comprised of $3,499,011 aggregate gross unrealized appreciation and $588,330 aggregate gross unrealized depreciation.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$13.67		$12.20		$8.94		$12.54		$12.93		$9.94

Income from Investment Operations:
Net investment income (loss)		$(.24)		$(.31)		$(.34)		$(.29)		$(.26)		$(.28)
Net realized and unrealized gain (loss) on investment transactions		1.86		1.78		3.60		(3.31)		..73		(4.82)
Total Income (Loss) From Investment Operations		$1.62		$1.47		$3.26		$(3.60)	$	..47		$(5.10)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		(3.10)		..00		..00		..00		(.86)		(1.91)
Total Distributions		$(3.10)	$	..00	$	..00	$	..00		$(.86)		$(1.91)

NET ASSET VALUE, END OF PERIOD		$12.19		$13.67		$12.20		$8.94		$12.54		$12.93

Total Return		11.65%(A)		12.05% (A)		36.47%(A)(D)		(28.71%)(A)		4.02%(A)		(26.77%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$15,034		$21,543		$23,485		$19,099		$31,528		$30,011
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.45%(B)(C)		3.13%(B)		2.64%(B)		2.58%(B)
Ratio of net investment income to average net assets		(1.76%)		(2.19%)		(3.89%)(C)		(2.67%)		(2.09%)		(1.85%)
Portfolio turnover rate		28.64%		58.45%		59.04%		27.74%		52.13%		45.13%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $15,012 and $53,156, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.74% and 2.89%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $4,713. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $46,274, $62,878, and $0 respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.33%, 2.84%, and 2.58%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Integrity Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Small Cap Growth Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the financial highlights for the nine months ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Small Cap Growth Fund of The Integrity Funds, as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended December 30, 2005 and December 31, 2004 and the financial highlights for the years then ended and the financial highlights for the nine months ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Health Sciences Fund (the "Fund") for the year ended December 30, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The second leg run up in the stock market that began in August 2004, paused for a breather in early 2005. This consolidation period continued in a downward pattern, reaching an extremely oversold condition on April 20. A strong rally ensued. The S&P 500 subsequently established another meaningful bottom (but at a higher level) on October 13, 2005, reaching a significantly oversold condition, affording investors the last opportunity to “Buy the Dips” in 2005. Sluggish market conditions in December 2005 set the stage for a strong market in 2006 and beyond.

2005 brought us concerns over high oil prices, inflation, and declining consumer confidence. However, recent market resilience hints that business and consumers will muddle through somehow, in spite of higher oil prices. Contrary to conventional wisdom in the fall of 2004 and at the outset of 2005, we strongly suggested technology and healthcare as areas providing attractive valuations. Healthcare and technology have both led the way for much of 2005. As predicted, the economy continues down a path of solid, steady growth.

The Health Sciences Fund (+14.57%*) significantly outperformed the benchmark (S&P 500 Index) and the Morningstar health category over the 2005 calendar year. We have avoided many Health Care Equipment stocks, particularly those selling at very high multiples and many of the large traditional pharmaceuticals (which have underperformed during recent quarters). We were overweight in the Health Care Services and Health Care Facilities areas, producing exceptional performance from Express Scripts, Community Health Systems, Caremark, and Wellpoint. We were also slightly overweight biotechnology stocks. We are of the opinion that biotech can provide the upside large pharmaceuticals once did while not being as encumbered by over-regulation. We currently hold meaningful positions in biotechnology issues such Genzyme, Amgen, and Kos Pharmaceuticals. Genzyme has capitalized on the strength of its genetic disorder products. Amgen experienced solid growth among its Epogen/Aranesp and Neopogen/Neulasta drug franchises. Kos Pharmaceuticals, which specializes in time-release cholesterol lowering drugs, appreciated significantly during the year, but recently suffered a significant decline upon announcement that Merck had a similar product targeted for sale in 2008. We feel the price drop in Kos Pharmaceuticals shares was a severe over-reaction. The strength of Merck’s presentation rested on using Kos Pharmaceuticals’ data, and if anything, should strengthen Kos Pharmaceutical’s franchise over the next few years. We gained additional advantage by owning Accredo Health (Health Care Services - sold) and Eon Labs (Pharmaceuticals - sold), which became acquisition targets. King Pharmaceutical’s price surged after announcing second quarter earnings that far surpassed analyst expectations. Hurting performance were positions in Andrx, Angiotech Pharmaceuticals, and Boston Scientific. Andrx received notice from the FDA concerning compliance of its Davie Florida production facility. Management’s response appears to have allayed investor’s fears as the stock rebounded nicely in the fourth quarter. Boston Scientific and Angiotech have underperformed in spite of strong revenues and solid market share in drug eluting stents.

We manage the Health Sciences Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable healthcare stocks that areexpected increased unit volume beneficiaries. These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not have significant exposure to speculative, money losing biotechnology stocks. We like to think of ourselves as investors in profitable companies, not speculators.

We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change” while still selling at reasonable valuations. Relative to benchmark, we are significantly underweight in large traditional pharmaceuticals with pricing pressure on their proprietary products, many of which are coming off patent in the next few years.. We are also significantly underweight in health care equipment. We are significantly overweight in health care distributors and facilities. We are also overweight in biotechnology issues that appear to have considerable pricing and unit volume advantages. At the end of December, 2005, the portfolio had an average forward P/E ratio of approximately 17, a consensus future earnings growth rate of over 17% and an average ROE of about 16%.

With recent advances in gene mapping, technology, and a significant expansion of new solutions to health issues; participants in the Health Sciences Fund have extraordinary potential for superior performance.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund’s shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
 Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PORTFOLIO MARKET SECTORS
(As a % of Net Assets)

HC-Healthcare	68.2%
T-Technology	14.4%
S-Services	5.2%
R-Repurchase Agreement	4.9%
O-Other	4.0%
F-Financial	3.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
(As a % of Net Assets)

1.	Merck & Co.	6.4%
2.	WellPoint Inc.	5.7%
3.	Andrx Group	5.5%
4.	Boston Scientific Corp.	5.2%
5.	Caremark RX, Inc.	5.2%
6.	Wells Fargo Repurchase Agreement	4.9%
7.	Quest Dynamics Inc.	4.9%
8.	Amgen, Inc.	4.7%
9.	King Pharmaceutical, Inc.	4.6%
10.	Community Health Systems	4.6%

The Fund’s holdings are subject to change at any time.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,078.08	$13.77
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.89	$13.33

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 7.81% for the six-month period of June 30, 2005, to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
				Since Inception
Integrity Health Sciences Fund	1 year	5 year	10 year	(June 19, 2000)
Without Sales Charge	14.57%	(1.28%)	N/A	1.66%
With Sales Charge (5.75%)	8.02%	(2.45%)	N/A	0.58%

				Since Inception
Lipper Health/Biotechnology Index	1 year	5 year	10 year	(June 19, 2000)
	11.48%	1.44%	N/A	3.78%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(June 19, 2000)
	4.91%	0.54%	N/A	(1.53%)

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Health Sciences Fund, Lipper Health/Biotechnology Index, and the S&P 500 Index

	Integrity Health Sciences Fund w/o Sales Charge	Integrity Health Sciences Fund w/Max Sales Charge	Lipper Health/ Biotechnology Index	S&P 500 Index

06/19/00	$10,000	$ 9,425	$10,000	$10,000
12/29/00	$11,683	$11,012	$11,431	$ 8,937
12/31/01	$10,657	$10,044	$10,235	$ 7,875
12/31/02	$ 7,169	$ 6,757	$ 7,553	$ 6,135
12/31/03	$ 9,376	$ 8,837	$ 9,859	$ 7,894
12/31/04	$ 9,559	$ 9,009	$11,016	$ 8,753
12/30/05	$10,952	$10,322	$12,280	$ 9,183

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports. Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: The Fund has performed higher than its relative benchmark, and has positive returns for the September 30, 2005, year-to-date, 1-year and since inception periods. The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Mr. Koenig's compensation is based on salary paid every other week. He is not compensated for client retention. Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds, Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

▪

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
COMMON STOCKS (91.1%)

BIOTECHNOLOGY & DRUGS (4.5%)
*Angiotech Pharmaceuticals, Inc.	29,000	$381,350

COMPUTER HARDWARE (6.7%)
*Hyperion Solutions	8,000	286,560
Intel Corp	11,000	274,560
		561,120
DIVERSIFIED ELECTRONIC (2.8%)
Anixter International Inc	6,000	234,720

DRUGS AND PHARMACEUTICALS (32.7%)
*Amgen, Inc.	5,000	394,300
*Andrx Group	28,000	461,160
*Caremark RX, Inc	8,400	435,036
*King Pharmaceutical, Inc	12,000	203,040
*Kos Pharmaceuticals, Inc.	7,500	387,975
Merck & Co	17,000	540,770
Wyeth	7,000	322,490
		2,744,771
FINANCIAL (3.3%)
*Affiliated Managers Group	3,500	280,875

HEALTHCARE (22.4%)
*Amsurg Corporation	14,000	320,040
*Biomet, Inc.	5,000	182,850
*Express Scripts	2,500	209,500
*Genzyme Corp.	4,000	283,120
Quest Diagnostics Inc	8,000	411,840
*WellPoint Inc.	6,000	478,740
		1,886,090
HOSPITALS (8.6%)
*Community Health Systems	10,000	383,400
*Lifepoint Hospitals Inc	9,000	337,500
		720,900
INTERNET SOFTWARE & SERVICES (1.9%)
*RealNetworks Inc.	21,000	162,960

MEDICAL EQUIPMENT (5.2%)
*Boston Scientific Corp.	18,000	440,820

SEMICONDUCTOR (3.0%)
Texas Instruments	8,000	256,560

TOTAL COMMON STOCKS (COST: $6,469,420)		$7,670,166

REPURCHASE AGREEMENTS (4.9%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $414,655)	$414,655	$414,655
3.98%, dated 12/07/05, due 01/04/06, Collaterized by U.S Treasury Obligations

SHORT-TERM SECURITIES (4.3%)	Shares
Wells Fargo Advantage Investment Money Market	278,000	$278,000
Wells Fargo Advantage Treasury Plus Money Market	8 0,916	80,916
TOTAL SHORT-TERM SECURITIES (COST: $358,916)		$358,916

TOTAL INVESTMENTS IN SECURITIES (COST: $7,242,991)		$8,443,737
OTHER ASSETS LESS LIABILITIES		(27,429)

NET ASSETS		$8,416,308

* Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $7,242,991)	$8,443,737
Accrued interest receivable	2,093
Accrued dividends receivable	6,460
Prepaid expenses	4,171
Receivable for fund shares sold	1,450

Total Assets	$8,457,911

LIABILITIES
Disbursement in excess of demand deposit cash	$439
Payable for fund shares redeemed	14,240
Payable to affiliates	16,302
Accrued expenses	10,622

Total Liabilities	$41,603

NET ASSETS	$8,416,308

Net assets are represented by:
Paid-in capital	$8,248,979
Accumulated undistributed net realized gain (loss) on investments	(1,033,417)
Unrealized appreciation on investments	1,200,746
Total amount representing net assets applicable to 781,180outstanding shares of no par common stock (unlimited shares authorized)	$8,416,308

Net asset value per share	$10.77
Public Offering Price (based on sales charge of 5.75%)	$11.43

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$20,142
Dividends	68,292
Total Investment Income	$88,434

EXPENSES
Investment advisory fees	$118,990
Distribution (12b-1) fees	49,579
Transfer agent fees	25,644
Accounting service fees	28,958
Administrative service fees	24,076
Custodian fees	4,241
Professional fees	10,525
Trustees fees	1,360
Transfer agent out-of-pockets	1,427
Reports to shareholders	11,783
Insurance expense	5,711
License, fees, and registrations	6,687
BISYS service fees	338
Foreign tax expense	775
Legal fees	6,849
Audit fees	6,916
Total Expenses	$303,859
Less expenses waived or absorbed by the Fund’s manager	(41,089)
Total Net Expenses	$262,770

NET INVESTMENT INCOME (LOSS)	$(174,336)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,637,278
Net change in unrealized appreciation (depreciation) of investments	(180,646)
Net Realized and Unrealized Gain (Loss) on Investments	$1,456,632
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,282,296

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the year ended December 30, 2005 and the year ended December 31, 2004

	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(174,336)	$(355,460)
Net realized gain (loss) on investment transactions	1,637,278	2,517,357
Net change in unrealized appreciation (depreciation) on investments	(180,646)	(1,914,153)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,282,296	$247,744

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$289,646	$336,184
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(6,281,526)	(3,815,579)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(5,991,880)	$(3,479,395)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,709,584)	$(3,231,651)

NET ASSETS, BEGINNING OF PERIOD	13,125,892	16,357,543
NET ASSETS, END OF PERIOD	$8,416,308	$13,125,892
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity Health Sciences Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. On September 19, 2003,the Integrity Health Sciences Fund became a series of The Integrity Funds Trust. Prior to this the Fund was part of the Willamette Funds Group. The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Integrity Health Sciences Fund. The Fund seeks long term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the years ended December 30, 2005, and December 31, 2004, there were no distributions paid.

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($1,033,417)	$1,200,746	$167,329

As of December 30, 2005, the Fund had capital loss carryforwards, which are available to offset future realized capital gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2011	$1,033,417

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 781,180 and 1,396,366 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	28,212	34,739
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(643,398)	(411,890)
Net increase (decrease)	(615,186)	(377,151)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $77,901 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $6,016 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of Integrity Health Sciences Fund do not exceed 2.65%. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that the recoupment will not cause operating expenses to exceed any expense limitation in place at the time. An expense limitation lowers expense ratios and increases return to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $49,579 of service fee expenses for the year ended December 30, 2005. The Fund has a payable to Integrity Funds Distributor of $3,599 at December 30, 2005, for service fees.

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $25,644 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $28,958 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,360 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $24,076 of administrative service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $2,783,459 and $9,252,770, respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $7,242,991. The net unrealized appreciation of investments based on the cost was $1,200,746, which is comprised of $1,658,730 aggregate gross unrealized appreciation and $457,984aggregate gross unrealized depreciation.

Note 7. INVESTMENT RISKS
Risks of Health Sciences Companies – Because the Integrity Health Sciences Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Integrity Health Sciences Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For the Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002		For the Period Since Inception (June 19, 2000) thru March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$9.40		$9.22		$7.29		$9.28		$8.71		$10.00

Income from Investment Operations:
Net investment income (loss)		$(.22)		$(.26)		$(.28)		$(.26)		$(.24)		$(.18)
Net realized and unrealized gain (loss) on investment transactions		1.59		..44		2.21		(1.73)		0.94		(1.07)
Total Income (Loss) From Investment Operations		$1.37	$	..18		$1.93		$(1.99)		$0.70		$(1.25)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		..00		..00		..00		..00		(.13)		(.04)
Total Distributions	$	..00	$	..00	$	..00	$	..00		$(.13)		$(.04)

NET ASSET VALUE, END OF PERIOD		$10.77		$9.40		$9.22		$7.29		$9.28		$8.71

Total Return		14.57%(A)		1.95%(A)		26.47%(A)(D)		(21.44%)(A)		7.94%(A)		(12.58%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$8,416		$13,126		$16,358		$14,343		$22,255		$20,712
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.59%(B)(C)		3.46%(B)		2.85%(B)		2.90%(B)(C)
Ratio of net investment income to average net assets		(1.76%)		(2.34%)		(4.26%)(C)		(3.17%)		(2.46%)		(2.30%)(C)
Portfolio turnover rate		30.10%		39.80%		20.40%		34.28%		68.38%		52.37%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $41,089 and $42,433, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.06% and 2.93%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026, $47,186, and $6,355, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66%, 3.05%, and 2.93%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Integrity Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Health Sciences Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the financial highlights for the nine months ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2003, and 2002 and the period since inception (June 19, 2000) through March 31, 2001, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Health Sciences Fund of The Integrity Funds, as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended December 30, 2005 and December 31, 2004 and the financial highlights for the years then ended and the financial highlights for the nine months ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Technology Fund (the "Fund") for the year ended December 30, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The second leg run up in the stock market that began in August 2004 paused for a breather in early 2005. This consolidation period continued in a downward pattern, reaching an extremely oversold condition on April 20. A strong rally ensued. The S&P 500 subsequently established another meaningful bottom (but at a higher level) on October 13, 2005, reaching a significantly oversold condition, affording investors the last opportunity to “Buy the Dips” in 2005. Sluggish market conditions in December 2005 set the stage for a strong market in 2006 and beyond.

2005 brought us concerns over high oil prices, inflation, and declining consumer confidence. However, recent market resilience hints that business and consumers will muddle through somehow, in spite of higher oil prices. Contrary to conventional wisdom in the fall of 2004 and at the outset of 2005, we strongly suggested technology and healthcare as areas providing attractive valuations. Healthcare and technology have both led the way for much of 2005. As predicted, the economy continues down a path of solid, steady growth.

The Technology Fund (+7.39%*) has outperformed both the benchmark and the Morningstar technology category, largely due to stock selection and significant underweight and overweight (by market cap & in key sub industries) of the technology sector. We are underweight many of the large, more mature technology issues. We are also underweight Semiconductors, Computer Hardware and Communications Equipment sub industries. However, we did add Texas Instruments and Intel to the portfolio in December 2004 based on attractive valuations, competitive advantage, and anticipation of increase revenues. Texas Instruments, the world’s largest provider of cell phone chips, has performed extremely well while Intel has been slightly disappointing. We continue to believe Intel has some good upside potential as it overcomes constraints that have limited manufacturing capacity. Small and Mid-Cap Biotechnology and Pharmaceutical companies, with their proprietary technologies, continue to play an important role in the portfolio. Kos Pharmaceutical, which specializes in time-release cholesterol lowering drugs, appreciated significantly during the year, but recently suffered a significant decline upon announcement that Merck had a similar product targeted for sale in 2008. We feel the price drop in Kos Pharma shares was a severe over-reaction. The strength of Merck’s presentation rested on using Kos Pharma’s data, and if anything, should strengthen Kos Pharma’s franchise over the next few years. Our position in Eon Labs (sold) profited handsomely, becoming the acquisition target of Novartis. Our better performers include: America Movil (Wireless Telecom), which continues to grow its subscriber base in Latin America, Harris Corp, a company specializing in state-of-the-art satellite communications equipment provided primarily to government, and E-Trade (Diversified Financial), which is benefiting from consolidation amongst electronic trading platforms. Individual securities hurting fund performance were Boston Scientific (Health Care Equipment), Angiotech Pharmaceuticals and Andrx (Pharmaceuticals).

We manage the Technology Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable technology stocks that are expected increased unit volume beneficiaries. These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks” and “Hot New Issues” that don’t have a real business franchise, reminiscing of the “Dot Com” era of 1999 and early 2000. We like to think of ourselves as investors in profitable companies, not speculators.

We focus on investment in rapidly growing companies with good price momentum selling at reasonable P/E ratios. Relative to benchmark, we are currently underweight in data processing, systems software, communications equipment, computer hardware, integrated telecom, and overweight in aerospace & defense, healthcare equipment, biotechnology, internet software, IT consulting, applications software, electronic manufacturing, and wireless telecom issues. We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change”. At the end of December 2005, the portfolio had an average forward P/E ratio of approximately 18, a consensus future earnings growth rate of 19% and an average ROE of 22%.

Contrary to popular belief, the tech’s are likely to be the driving force behind the current economic expansion and for decades to come. Participants in the Technology Fund should continue to benefit from these trends.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
 Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
 The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
 The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Total Return
 Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PORTFOLIO MARKET SECTORS
(as a % of Net Assets)

T – Technology	41.4%
H – Healthcare	27.8%
S – Services	16.0%
F - Financial	6.3%
O – Other	8.5%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
(as a percentage of net assets)

1.	Intel Corp.	5.7%
2.	Turkcell ADR	5.3%
3.	Kos Pharmaceuticals Inc.	4.7%
4.	Anixter International Inc.	4.5%
5.	Harris Corp.	4.2%
6.	Labor Ready Inc.	4.1%
7.	Texas Instruments	3.7%
8.	Wells Fargo Repurchase Agreement	3.6%
9.	America Movil SA	3.5%
10.	Benchmark Electronic	3.5%

The Fund’s holdings are subject to change at any time

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,072.71	$13.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.88	$13.33

*Expenses are equal to the annualized expense ratio of 2.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 7.27% for the six-month period of June 30, 2005 to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
				Since Inception (March 2, 2000)
Integrity Technology Fund	1 year	5 year	10 year
Without Sales Charge	7.39%	(14.55)%	N/A	(25.46)%
With Sales Charge (5.75%)	1.12%	(15.55)%	N/A	(26.22)%

Lipper Science & Technology Index	1 year	5 year	10 year	Since Inception (March 2, 2000)
	5.37%	(8.67)%	N/A	(16.51)%

Nasdaq 100 Index	1 year	5 year	10 year	Since Inception (March 2, 2000)
	1.49%	(6.81)%	N/A	(14.96)%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Willamette Asset Managers, Inc., served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Technology Fund, the Lipper Science & Technology Index, and the Nasdaq 100 Index

	Integrity Technology Fund w/o Sales Charge	Integrity Technology Fund w/Max Sales Charge	Lipper Science & Technology Index	Nasdaq 100 Index
03/02/00	$10,000	$ 9,425	$10,000	$10,000
2000	$ 3,953	$ 3,725	$ 5,497	$ 5,530
2001	$ 1,757	$ 1,656	$ 3,588	$ 3,725
2002	$ 1,003	$ 945	$ 2,103	$ 2,325
2003	$ 1,469	$ 1,385	$ 3,183	$ 3,467
2004	$ 1,679	$ 1,583	$ 3,314	$ 3,829
2005	$ 1,801	$ 1,698	$ 3,492	$ 3,885

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s Adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s Portfolio Manager, F. Martin Koenig, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The Portfolio Manager for the Fund has over 35 years of experience in the advisory area and money management adding significant expertise to the Adviser of the Fund. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the Fund's pro forma operating expenses under the Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or lower expense structures than the Fund, based upon data provided by the Adviser and fund financial reports. Although the Fund's net expense ratio of 2.65% for the Class A shares was somewhat higher than other funds of similar objective and size, the Board found that the expense ratio was acceptable. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: The Fund has performed higher than its relative benchmark and has positive returns for the September 30, 2005, year-to-date, and 1-year periods. The Fund’s performance has improved since the Adviser took over management of the Fund in September 2003.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of December 31, 2004, Mr. Koenig's compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

▪

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
COMMON STOCKS (91.5%)

Biotechnology & Drugs (2.9%)
*Angiotech Pharmaceuticals, Inc.	19,000	$249,850
		249,850
Business Service (4.0%)
*Labor Ready Inc.	17,000	353,940
		353,940
Computer Hardware (14.9%)
Auto Desk	7,000	300,650
*Hyperion Solutions	6,000	214,920
Infosys Technologies ADR	3,500	283,010
Intel Corp	20,000	499,200
		1,297,780
Computer Services (3.2%)
*Netease.com Inc. ADR	5,000	280,800
		280,800
Diversified Electronic (8.0%)
Anixter International Inc	10,000	391,200
*Benchmark Electronic	9,015	303,174
		694,374
Drugs and Pharmaceuticals (14.2%)
*Andrx Group	16,000	263,520
*Kos Pharmaceuticals, Inc.	8,000	413,840
Merck & Co	9,000	286,290
Wyeth	6,000	276,420
		1,240,070
Financial (6.3%)
*Affiliated Managers Group	3,500	280,875
*E*Trade Financial Corp.	13,000	271,180
		552,055
Healthcare (8.5%)
*Amsurg Corporation	12,000	274,320
Biomet, Inc.	5,000	182,850
*Genzyme Corp.	4,000	283,120
		740,290
Internet Software & Services (2.0%)
*RealNetworks Inc.	22,000	170,720
		170,720
Medical Equipment (2.2%)
*Boston Scientific Corp.	8,000	195,920
		195,920
Semiconductor (6.9%)
*Lam Research Corp	8,000	285,440
Texas Instruments	10,000	320,700
		606,140
Telecommunications (18.4%)
America Movil SA	10,500	307,230
*Covad Communications Group Inc.	667	654
Harris Corp	8,500	365,585
*J2 Global Communications	6,500	277,810
*Trimble Navigation	5,595	198,567
Turkcell ADR	30,000	460,800
		1,610,646

TOTAL COMMON STOCKS (COST: $6,118,049)		$7,992,585

REPURCHASE AGREEMENTS (3.6%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $310,977)	$310,977	$310,977
3.980%, Dated 12/7/05, Due 1/4/06, Collateralized by U.S. Treasury Obligations

SHORT-TERM SECURITIES (5.5%)	Shares
Wells Fargo Advantage Investment Money Market	292,000	$292,000
Wells Fargo Advantage Treasury Plus Money Market	188,093	188,093
TOTAL SHORT-TERM SECURITIES (COST: $480,093)		$480,093

TOTAL INVESTMENTS IN SECURITIES (COST: $6,909,119)		$8,783,655
OTHER ASSETS LESS LIABILITIES		(50,391)

NET ASSETS		$8,733,264

ADR - American Depository Receipt
*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $6,909,119)	$8,783,655
Receivable for fund shares sold	150
Accrued dividends receivable	3,764
Accrued interest receivable	2,157
Prepaid expenses	6,567
Cash	5,020
Total Assets	$8,801,313

LIABILITIES
Payable to affiliates	$16,013
Accrued expenses	5,131
Payable for fund shares redeemed	38,717
Payable to others	8,188
Total Liabilities	$68,049

NET ASSETS	$8,733,264

Net assets are represented by:
Paid-in capital	$47,385,422
Accumulated undistributed net realized gain (loss) on investments	(40,526,694)
Unrealized appreciation on investments	1,874,536
Total amount representing net assets applicable to 969,319 outstanding shares of no par common stock (unlimited shares authorized)

$8,733,264

Net asset value per share	$9.01
Public Offering Price (based on sales charge of 5.75%)	$9.56

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$20,123
Dividends	88,502
Total Investment Income	$108,625

EXPENSES
Investment advisory fees	$117,312
Distribution (12b-1) fees	48,880
Transfer agent fees	25,064
Accounting service fees	28,970
Administrative service fees	24,073
Custodian fees	4,582
Professional fees	9,446
Trustees fees	1,199
Transfer agent out-of-pockets	1,450
Reports to shareholders	14,222
Insurance expense	4,552
License, fees, and registrations	11,191
BISYS service fees	1,806
Foreign tax expense	1,644
Legal fees	8,555
Audit fees	6,587
Total Expenses	$309,533
Less expenses waived or absorbed by the Fund’s manager	(50,468)
Total Net Expenses	$259,065

NET INVESTMENT INCOME (LOSS)	$(150,440)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,777,060
Net change in unrealized appreciation (depreciation) of investments	(1,042,829)
Net Realized and Unrealized Gain (Loss) on Investments	$734,231
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$583,791

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the year ended December 30, 2005, and the year ended December 31, 2004

	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(150,440)	$(295,769)
Net realized gain (loss) on investment transactions	1,777,060	1,482,921
Net change in unrealized appreciation (depreciation) on investments	(1,042,829)	433,659
Net Increase (Decrease) in Net Assets Resulting From Operations	$583,791	$1,620,811

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$514,978	$372,139
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(4,685,410)	(3,129,131)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(4,170,432)	$(2,756,992)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,586,641)	$(1,136,181)

NET ASSETS, BEGINNING OF PERIOD	12,319,905	13,456,086
NET ASSETS, END OF PERIOD	$8,733,264	$12,319,905
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity Technology Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. On September 19, 2003,the Integrity Technology Fund became a series of The Integrity Funds Trust. Prior to this the Fund was a part of the Willamette Funds Group. The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Integrity Technology Fund. The Fund seeks long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the years ended December 30, 2005, and December 31, 2004, there were no distributions paid.

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($40,526,694)	$1,874,536	($38,652,158)

As of December 30, 2005, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$8,683,095
2009	$24,860,489
2010	$6,063,295
2011	$919,815

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation), related to open futures contracts, is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 969,319 and 1,468,817 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
Shares sold	59,357	49,168
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(558,855)	(414,086)
Net increase (decrease)	(499,498)	(364,918)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Fund has recognized $66,844 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $5,713 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Technology Fund Class A shares do not exceed 2.65%. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $48,880 of distribution fees for the year ended December 30, 2005. The Fund has a payable to Integrity Funds Distributor of $3,756 at December 30, 2005.

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $25,064 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $28,970 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,376 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $24,073 of administrative service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,000 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $3,056,021 and $7,758,448, respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,909,119. The net unrealized appreciation of investments based on the cost was $1,874,536, which is comprised of $2,192,644 aggregate gross unrealized appreciation and $318,109 aggregate gross unrealized depreciation.

Note 7. INVESTMENT RISKS
Risks of Technology-Related Companies – Because the Integrity Technology Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies. The Technology Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Period April 1, 2003 Thru December 31, 2003		For The Year Ended March 31, 2003		For The Year Ended March 31, 2002*		For The Year Ended March 31, 2001*
NET ASSET VALUE, BEGINNING OF PERIOD		$8.39		$7.34		$4.71		$8.00		$10.22		$44.75

Income from Investment Operations:
Net investment income (loss)		$(.16)		$(.20)		$(.23)		$(.21)		$(.22)		$(.56)
Net realized and unrealized gain (loss) on investment transactions		..78		1.25		2.86		(3.08)		(2.00)		(33.95)
Total Income (Loss) From Investment Operations	$	..62		$1.05		$2.63		$(3.29)		$(2.22)		$(34.51)

Less Distributions:
Dividends from net investment income	$	..00	$	..00	$	..00	$	..00	$	..00	$	..00
Distributions from net realized gains		..00		..00		..00		..00		..00		(.02)
Total Distributions	$	..00	$	..00	$	..00	$	..00	$	..00		$(.02)

NET ASSET VALUE, END OF PERIOD		$9.01		$8.39		$7.34		$4.71		$8.00		$10.22

Total Returns		7.39%(A)		14.31%(A)		55.84%(A)(D)		(41.13%)(A)		(21.72%)(A)		(77.19%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$8,733		$12,320		$13,456		$9,447		$16,763		$12,671
Ratio of net expenses (after expense assumption) to average net assets		2.65%(B)		2.65%(B)		4.85%(B)(C)		4.12%(B)		3.26%(B)		2.84%(B)
Ratio of net investment income to average net assets		(1.54%)		(2.33%)		(4.64%)(C)		(3.93%)		(3.01%)		(2.48%)
Portfolio turnover rate		33.51%		49.29%		77.40%		116.42%		360.05%		199.34%

* Adjusted for a 1:5 reverse split on April 13, 2001.

(A) Excludes maximum sales charges of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $50,468 and $39,849, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.17% and 2.96%, respectively. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037, $63,109, and $0, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.62%, 3.68%, and 2.84%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Technology Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Technology Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the financial highlights for the nine months ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2003, were audited by other auditors whose report dated May 22, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Technology Fund of The Integrity Funds, as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended December 30, 2005 and December 31, 2004 and the financial highlights for the years then ended and the financial highlights for the nine months ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Growth & Income Fund (the "Fund") for the period from December 1, 2005, through December 30, 2005. The Fund's portfolio and related financial statements are presented within for your review.

Integrity Growth & Income Fund (IGIAX) outperformed the S&P 500 on a raw numbers basis for the 12 months ended December 30, 2005. Our 12-month return was 9.32%*, compared with a total return of 4.91% for the S&P 500, despite our conservative holdings in dividend-paying stocks and a cash position ranging on a month-end basis from 20% to 52% during the year. We ended 2005 with approximately 25% in cash. If you've been an investor with us for long, then you are aware that we feel mutual funds and the entire investment community should provide more disclosure regarding the amount of risk their managers take with their investors’ money.

Our turnover has been moderately high in 2005. The primary reason is our sell discipline. Our definition of ‘value’ is the amount by which a stock is selling for less than fair value. In most cases, stocks selling for above fair value are, by definition, over valued, or have ‘negative value’. A major part of our sell discipline is that we sell whenever a stock reaches approximately fair value. Let someone else take the high risk gains when it’s more than that. Since most of our stocks, with the exception of the telecoms, reached fair value this year, we sold them.

It is this disciplined process of keeping risk low that we believe differentiates us from most other mutual funds. We buy in most cases only when a stock is selling at a large discount to fair value, and sell when it returns to fair value. Stocks (and stock markets) oscillate around some central measure of value. For some people it’s P/E ratios, P/Book or P/Sales ratios. For us it’s fair value based on discounted free cash flows. Buying below fair value is a way of building in Benjamin Graham’s ‘margin of safety,’ and is what enables us to keep our risk level below that of the overall stock market.

Risk is central to the investment decision-making process. The most important decision any investor makes is not what level of return to aim for, but what level of risk, because it is the risk we take that largely determines our return. It's not enough to beat the market on a raw numbers basis; managers should strive for a greater return than the overall market on a risk-adjusted basis. How does an investor decide between two managers who may have similar or even very different returns? Is the one with the highest returns always the best one, or the one with the greatest risk?

There has to be a better way to define good managers, other than simply on the basis of raw returns. Fortunately, there is. It’s much like calculating miles per gallon (MPG) by dividing the number of miles we drive by the number of gallons of gas we consume. Similarly, we calculate RAR by dividing the return we earn by the amount of risk we take. Risk is a simple statistical measure of how much a stock’s price gyrates above and below its mean value.

How do we know if a manager has obtained her return recklessly, or with a great deal of care with your money and attention to risk? You can only tell by adjusting those returns for the amount of risk taken. Our primary goal in managing your fund is to earn a higher risk-adjusted return than the broad market, not necessarily a higher raw number return. The reason is simple: unusually high returns are almost inevitably paired with unusually low returns during bad times. If you lose 50%, you have to make 100% just to get back to even. That’s highly unlikely, so high risk tends to dig holes from which investors cannot recover for many years, if ever.

With a strategy emphasizing the highest possible risk-adjusted return, you know whether or not the level of risk your manager is taking is paying off, simply by comparing it with a broad market risk-adjusted return, as we have done below. Integrity Growth & Income Fund over the 12 months earned 4.24% of return per unit of risk taken, compared with 2.21% per unit of risk for the S&P 500. Risk in this context is defined as standard deviation, a broad, all-inclusive statistical measure of risk generally considered superior to beta.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, 12 mos. Ended 12/30/05

	Raw Return	Standard Deviation	Risk-Adjusted Return
IGIAX	9.32%	2.20%	4.24%
S&P 500	4.91%	2.22%	2.21%

Note: Standard Deviation is measured over the most recent 13 monthly total returns. Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA
Portfolio Manager
IPS Advisory, Inc., Sub-Advisor to Integrity Mutual Funds

The views expressed are those of Robert Loest and IPS Advisory, Inc., Sub-Advisor to Integrity Growth & Income Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's web site at www.integrityfunds.com. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
 Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

PORTFOLIO MARKET SECTORS
(as a % of Net Assets)

T-Technology	19.5%
F-Financial	15.5%
R-Repurchase Agreement	15.3%
HC-Healthcare	9.4%
S-Services	9.1%
I-Industrial Goods	8.2%
B-Basic Materials	7.2%
CC-Consumer Cyclical	5.1%
CG-Capital Goods	4.9%
C-Conglomerates	4.5%
O-Other	1.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS
(as a % of Net Assets)

1.	Wells Fargo Repurchase Agreement	15.3%
2	Federated Investors, Inc.	6.4%
3.	Portfolio Recovery Associates	5.8%
4.	Aflac, Inc.	5.7%
5.	Xerox Corp.	5.1%
6.	Raytheon Co.	4.9%
7.	AmerisourceBergen Corp.	4.8%
8.	Verizon Communications, Inc.	4.7%
9.	Johnson & Johnson	4.6%
10.	3M Co.	4.5%

The Fund’s holdings are subject to change at any time.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005, to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,068.94	$7.76
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.64	$7.57

* Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund’s ending account value on the first line in the table is based on its actual total return of 6.89% for the period of June 30, 2005 to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
				Since Inception
Integrity Growth & Income Fund	1 year	5 year	10 year	(January 3, 1995)
Without Sales Charge	9.32%	(8.72%)	8.47%	9.87%
With Sales Charge (5.75%)	3.03%	(9.80%)	7.83%	9.28%
				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(January 3, 1995)
	8.22%	2.21%	8.92%	10.89%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(January 3, 1995)
	4.91%	0.54%	9.07%	11.40%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. IPS Advisors, Inc. served as investment advisor to the Fund from January 3, 1995 to April 22, 2005. Since April 22, 2005, IPS Advisors, Inc. has served as sub-advisor to the Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Growth & Income Fund, Lipper Mlt Cap Core Index, and the S&P 500 Index.

	Integrity Growth & Income Fund w/o Sales Charge	Integrity Growth & Income Fund w/Max Sales Charge	Lipper Mlt- Cap Core Index	S&P 500 Index
12/31/1995	$10,000	$9,425	$10,000	$10,000
12/31/1996	$12,450	$11,734	$12,047	$12,296
12/31/1997	$15,119	$14,250	$15,212	$16,398
12/31/1998	$21,213	$19,993	$18,055	$21,085
12/31/1999	$46,408	$43,741	$21,805	$25,521
12/31/2000	$35,597	$33,552	$21,077	$23,198
12/31/2001	$20,539	$19,359	$18,809	$20,441
12/31/2002	$14,873	$14,018	$14,720	$15,923
12/31/2003	$18,438	$17,379	$19,329	$20,491
12/31/2004	$20,631	$19,445	$21,724	$22,720
12/31/2005	$22,554	$21,258	$23,510	$23,836

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. IPS Advisors, Inc. served as investment advisor to the Fund from January 3, 1995 to April 22, 2005. Since April 22, 2005, IPS Advisors, Inc. has served as sub-advisor to the Fund.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments December 30, 2005

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (83.8%)

AUTOMOTIVE (0.3%)
*Dura Automotive Systems, Inc.	70,000	$156,800

BASIC MATERIALS (4.2%)
Compass Minerals International	90,000	2,208,600

BUSINESS SERVICE (5.8%)
*Portfolio Recovery Associates	65,000	3,018,600

BUSINESS SOFTWARE (2.5%)
*EPIQ Systems, Inc.	70,000	1,297,800

CHEMICALS (4.4%)
3M Co.	30,000	2,325,000

COMMUNICATIONS EQUIPMENT (4.2%)
BellSouth Corporation	82,000	2,222,200

CONGLOMERATES (4.9%)
Raytheon Co.	64,000	2,569,600

CONSTRUCTION SERVICES (3.8%)
*Dycom Industries	90,000	1,980,000

CONSUMER PRODUCTS (0.4%)
Coca-Cola Bottling	5,000	215,000

DRUGS AND PHARMACEUTICALS (9.4%)
AmerisourceBergen Corp.	60,000	2,484,000
Johnson & Johnson	40,000	2,404,000
		4,888,000
FINANCIAL (6.4%)
Federated Investors, Inc.	90,000	3,333,600

INSURANCE (9.1%)
Aflac, Inc	64,000	2,970,880
RenaissanceRe Holdings Ltd.	40,000	1,764,400
		4,735,280
MACHINERY & EQUIPMENT (4.4%)
Parker-Hannifin	35,000	2,308,600

METALS (2.7%)
Metals Management Inc.	60,000	1,395,600

OFFICE SUPPLIES (5.1%)
*Xerox Corp	180,000	2,637,000

RETAIL (3.4%)
*First Cash Financial Services Inc.	60,000	1,749,600

SEMICONDUCTOR (2.3%)
*OmniVision Technologies, Inc.	60,000	1,197,600

TELECOMMUNICATIONS (10.5%)
CenturyTel, Inc.	60,000	1,989,600
Commonwealth Telephone Enterprises, Inc.	30,000	1,013,100
Verizon Communications, Inc.	82,000	2,469,840
		5,472,540

TOTAL COMMON STOCKS (COST: $42,474,230)		$43,711,420

REPURCHASE AGREEMENT (15.3%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $8,000,000)	$8,000,000	$8,000,000
3.98%, Dated 12/7/05, Due 1/4/06, Collateralized by U.S. Treasury obligations

SHORT-TERM SECURITIES (7.0%)	Shares
Wells Fargo Advantage Investment Money Market	1,830,000	$1,830,000
Wells Fargo Advantage Treasury Plus Money Market	1,830,000	1,830,000
TOTAL SHORT-TERM SECURITIES (COST: $3,660,000)		$3,660,000

TOTAL INVESTMENTS IN SECURITIES (COST: $54,134,230)		$55,371,420

OTHER ASSETS LESS LIABILITIES		(3,223,786)

NET ASSETS		$52,147,634

* Non-income producing
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005
Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $54,134,230)	$55,371,420
Accrued dividends receivable	37,080
Accrued interest receivable	10,644
Prepaid expenses	34,348
Receivable for fund shares sold	114
Total Assets	$55,453,606

LIABILITIES
Disbursements in excess of demand deposit cash	$2,960,766
Payable to affiliates	51,661
Accrued expenses	14,185
Payable for fund shares redeemed	279,360
Total Liabilities	$3,305,972

NET ASSETS	$52,147,634

Net assets are represented by:
Paid-in capital	$337,620,168
Accumulated undistributed net realized gain (loss) on investments	(286,709,724)
Unrealized appreciation on investments	1,237,190
Total amount representing net assets applicable to
1,630,757outstanding shares of no par common stock
(unlimited shares authorized)	$52,147,634

Net asset value per share	$31.98
Public offering price (based on sales charge of 5.75%)	$33.93

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the period from December 1, 2005, through December 30, 2005

INVESTMENT INCOME
Interest	$43,397
Dividends	41,580
Total Investment Income	$84,977

EXPENSES
Investment advisory fees	$44,414
Distribution (12b-1) fees	22,207
Transfer agent fees	11,103
Accounting service fees	4,193
Administrative service fees	8,883
Custodian fees	1,115
Professional fees	3,431
Trustees fees	367
Transfer agent out-of-pockets	2,597
Reports to shareholders	5,218
License, fees, and registrations	1,574
Insurance expense	164
Foreign tax expense	836
Audit fees	833
Total Expenses	$106,935
Less expenses waived or absorbed by the Fund’s manager	(40,314)
Total Net Expenses	$66,621

NET INVESTMENT INCOME (LOSS)	$18,356

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$391,554
Net change in unrealized appreciation (depreciation) of investments	25,083
Net Realized and Unrealized Gain (Loss) on Investments	$416,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$434,993

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the period December 1, 2005, through December 30, 2005, and year ended November 30, 2005

	For The Period December 1, 2005 Through December 30, 2005	For The Year Ended November 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$18,356	$381,629
Net realized gain (loss) on investment transactions	391,554	7,795,866
Net change in unrealized appreciation (depreciation) on investments	25,083	(1,929,538)
Net Increase (Decrease) in Net Assets Resulting From Operations	$434,993	$6,247,957

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.01 and $.71 per share, respectively)	$(19,298)	$(1,428,233)
Distributions from net realized gain on investment transactions ($.00 and $.00 per share, respectively)	(2,486)	0
Total Dividends and Distributions	$(21,784)	$(1,428,233)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$73,540	$1,060,096
Issued in connection with Fund reorganization	0	2,803,419
Proceeds from reinvested dividends	396,140	1,019,719
Cost of shares redeemed	(1,538,954)	(24,157,804)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,069,274)	$(19,274,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(656,065)	$(14,454,846)

NET ASSETS, BEGINNING OF PERIOD	52,803,699	67,258,545
NET ASSETS, END OF PERIOD	$52,147,634	$52,803,699
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity Growth & Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund reorganized into the Integrity Growth & Income Fund and became a series of The Integrity Funds. Prior to this, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Integrity Growth & Income Fund. The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	For the Period From December 1, 2005 Through December 30, 2005	For the Year Ended November 30, 2005
Tax-exempt income	$0	$0
Ordinary income	19,298	1,428,233
Long-term capital gains	2,486	0
Total	$21,784	$1,428,233

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($286,709,724)	$1,237,190	($285,472,534)

As of December 30, 2005, the Fund had net capital loss carryforwards, which are available to offset future realized gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2006	$248,419,325
2007	$38,290,399

For the period from December 1, 2005, to December 30, 2005, the Fund made $16,071,689 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006, post-October capital losses, post-October currency losses and post-October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

In 2005, the Fund elected to change its financial and tax year-end to December 31 from November 30.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 1,630,757 and 1,663,849 shares were outstanding at December 30, 2005, and November 30, 2005, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Period December 1, 2005, Through December 30, 2005	For The Year Ended November 30, 2005
Shares sold	2,283	35,806
Shares issued on reinvestment of dividends	12,473	34,590
Shares issued in connection with the Fund reorganization	0	97,620
Shares redeemed	(47,848)	(814,518)
Net increase (decrease)	(33,092)	(646,502)

Note 4. ACQUISITION OF FUND
The IPS Funds held a special meeting of shareholders of the IPS Millennium Fund and IPS New Frontier Fund (the “Funds”), at the office of IPS Advisory, Inc. [9111 Cross Park Dr., Suite E-120, Knoxville, TN 37923], on March 30, 2005 at 10:00 a.m. Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed: to approve the Agreement and Plan of Reorganization (the “Plan”) between IPS Funds, on behalf of each of the Millennium Fund and the New Frontier Fund, and The Integrity Funds, another registered investment company, for itself and on behalf of Integrity Growth & Income Fund (“Growth & Income Fund”), a series of the Integrity Funds and to consider and act upon any other business as may properly come before the Meeting. After careful consideration, the Trustees of the IPS Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals. The IPS Funds Board of Trustees fixed the close of business on January 31, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal. The Investment Advisory Agreement of the Integrity Growth & Income Fund was approved by the shareholders on April 22, 2005. The reorganization was accomplished by a tax-free exchange of 1,885,183.819 shares of Integrity Growth & Income Fund for the 1,885,183.819 shares of IPS Millennium Fund on April 22, 2005. The reorganization was accomplished by a tax-free exchange of 97,619.986 shares of Integrity Growth & Income Fund for the 342,663.871 shares of IPS New Frontier Fund on April 22, 2005. IPS Millennium Fund’s net assets of $54,123,326 on April 22, 2005, including $154,232 of unrealized appreciation, were reorganized into the Integrity Growth and Income Fund. IPS New Frontier Fund’s net assets of $2,803,419 on April 22, 2005, including $85,871 of unrealized depreciation, were reorganized into the Integrity Growth and Income Fund. This resulted in total net assets of $56,926,745 for the Integrity Growth & Income Fund at end of day April 22, 2005.

Note 5. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund has recognized $15,204 of investment advisory fees after a partial waiver for the period from December 1, 2005, through December 30, 2005. The Fund has a payable to Integrity Money Management of $15,204 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Growth & Income Fund do not exceed 1.50% until April 22, 2006. Thereafter, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $11,103 of distribution fees after partial waiver for the period from December 1, 2005, through December 30, 2005. The Fund has a payable to Integrity Funds Distributor of $11,104 at December 30, 2005, for distribution fees.

Integrity Fund Services provides shareholder services for an annual fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $11,103 of transfer agency fees for the period from December 1, 2005, through December 30, 2005. The Fund has a payable to Integrity Fund Services of $11,104 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $4,193 of accounting service fees for the period from December 1, 2005, through December 30, 2005. The Fund has a payable to Integrity Fund Services of $4,193 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $8,883 of administrative service fees for the period from December 1, 2005, through December 30, 2005. The Fund has a payable to Integrity Fund Services of $8,883 at December 30, 2005, for administrative service fees.

Note 6. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $8,684,587 and $3,973,113, respectively, for the period from December 1, 2005, through December 30, 2005.

Note 7. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $54,134,230. The net unrealized appreciation of investments based on the cost was $1,237,190, which is comprised of $2,948,905 aggregate gross unrealized appreciation and $1,711,715 aggregate gross unrealized depreciation.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

		For Period December 1, 2005, Through December 30, 2005		For Year Ended November 30, 2005		For the Year Ended November 30, 2004 (A)		For the Year Ended November 30, 2003 (A)		For the Year Ended November 30, 2002 (A)	For the Year Ended November 30, 2001(A)
NET ASSET VALUE, BEGINNING OF PERIOD		$31.74		$29.11		$26.03		$22.43		$29.43	$49.29

Income from Investment Operations:
Net investment income (loss)	$	..01	$	..23	$	..41	$	..08		$(.07)	$(.10)(1)
Net realized and unrealized gain (loss) on investment transactions		..24		3.11		2.78		3.52		(6.93)	(19.72)
Total Income (Loss) From Investment Operations	$	..25		$3.34		$3.19		$3.60		$(7.00)	$(19.82)

Less Distributions:
Dividends from net investment income		$(.01)		$(.71)		$(.11)	$	..00	$	..00	$(.04)
Distributions from net realized gains		..00		..00		..00		..00		..00	..00
Total Distributions		$(.01)		$(.71)		$(.11)	$	..00	$	..00	$(.04)

NET ASSET VALUE, END OF PERIOD		$31.98		$31.74		$29.11		$26.03		$22.43	$29.43

Total Return		9.58%(B)(E)		11.60%(B)		12.28%		16.05%		(23.79%)	(40.25%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$52,148		$52,804		$67,259		$79,384		$94,643	$184,467
Ratio of net expenses (after expense assumption) to average net assets		1.50%(C)(E)		1.46%(C)		1.40%		1.40%		1.34%	1.19%
Ratio of net investment income to average net assets		0.41%(E)		0.66%		1.48%		0.36%		(0.27%)	(0.23%)
Portfolio turnover rate		9.66%		107.61%(D)		77.87%		169.37%		209.20%	115.45%

(A) The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of Integrity Growth & Income Fund.

(B) Excludes maximum sales charge of 5.75%.

(C) During the periods since April 22, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $40,314 and $259,259. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.41% and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisors, Inc. did not assume/waive any expenses.

(D) Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(E) Ratio is annualized.

(1) Net investment income per share, calculated by prior accountants, is calculated using ending balances prior to consideration of adjustments for book and tax differences.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Growth & Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 30, 2005, the related statement of operations for the one month period then ended, the statement of changes in net assets and the financial highlights for the period of December 1, 2005, through December 30, 2005 and for the year ended November 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended November 30, 2004, were audited by other auditors who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Growth & Income Fund of The Integrity Funds as of December 30, 2005, the results of its operations for the one month period then ended, the changes in its net assets and financial highlights for the period of December 1, 2005, through December 30, 2005, and for the year ended November 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholders:

Enclosed is the report of the operations for the Integrity All Season Fund (the "Fund") for the period since inception (August 8, 2005) through December 30, 2005. The Fund's portfolio and related financial statements are presented within for your review.

With five months of history under our belt, I am thus far pleased with the results of the All Season Fund. The Fund was launched strategically at the end of the summer rally in the US stock market on August 8, 2005. The market’s peaked on August 3, 2005. Our first test came in the form of protecting initial investment capital in an intermediate term downtrend. To that end, the Fund successfully limited losses to roughly half that of the broad market indexes. Specifically, our own drawdown at its worst from August 11th to October 13th was -2.7%* while the broad market indexes lost -4.39% (Dow) to -5.86% (NASDAQ Composite) over the same period. On the rebound rally through the end of the year, the Fund rebounded nicely with the markets and closed the year with a slight gain ($0.02) from the original NAV of $10.00 on August 8th.

As you may know, the design and objective of the All Season Fund is quite different from the vast majority of mutual funds currently available in the industry. Specifically, the All Season Fund is a risk managed fund that equally weights the impact of market risk and potential returns in the decisions of what to own and when. The Fund has the latitude to hedge our own equity positions with derivatives using futures contracts, owning stocks and bonds or even moving entirely out to cash (T-Bills) if necessary. The Fund can also own substantial international positions through foreign exchange traded funds or ADRs. This new level of flexibility, not commonly seen in the mutual fund space, gives us the advantage and objective of limiting losses and periodic drawdowns to less than 5% while pursuing reasonable returns in all market conditions. The greatest value of the Fund will emerge during the next significant decline in the U.S. stock market as the Fund is designed to capture gains and avoid significant losses.

The current asset allocation model in the Fund is approximately 42% equities, 31% bonds and 27% cash. Of the 31% commitment to bonds, our High Yield partner, SMH Capital Advisors invests 20% in lower grade corporate bonds with the remainder invested in a spectrum of Treasury bond ETFs. Our internal investment model calls for a 40% bond allocation and we are looking to add to our bond positions as conditions warrant. Equity positions are fully invested and spread between the financial, healthcare, technology, utilities, natural resources, and metals sectors. One of our largest holdings is EWJ (I Shares Japan Exchange Traded fund) as the fundamental opportunities and technical support for Japan suggests it will continue its strength well into 2006 and beyond. We agree with the widely publicized strength and promise of Asia and emerging countries as well and will add positions when a low risk opportunity presents itself.

Our internal market health model is currently on a short-term buy, however, the intermediate term picture is still overbought and very much on the edge of a significant sell signal. Unfortunately most investors are not even aware of market risk and do not realize the risks they are taking by putting new money into the markets under current conditions. We expect a “deep discount” in the U.S. stock market sometime in 2006, probably by this summer. A deep discount, by our definition is a decline of 20% or more in the broad market averages. While the event by itself will be enough to cause significant damage to most passively held investments and portfolios, we view it as a significant buying opportunity and expect to show excellent absolute and relative performance numbers by the first quarter of 2007.

Investors in the All Season Fund are reminded that as a risk managed strategy, upside gains are likely to marginally under perform broad market benchmarks during up trends. However, investors can also expect to significantly outperform the same during broad market downtrends. The All Season Fund is best described as a “core” position in an investor’s portfolio and we do encourage investors to carry “satellite” investments around this position to take advantage of especially strong cycles in the financial markets. The maximum benefit of owning shares in the All Season Fund will be realized in a full, four-year, economic cycle. Thank you for your continued trust and confidence in the All Season Fund.

If you would like more updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Sam Jones
Senior Portfolio Manager

The views expressed are those of Samuel F. Jones and All Season Financial Advisors, Sub-Advisor to Integrity All Season Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's web site at www.integrityfunds.com. This information is also available from the EDGAR database on the SEC's web site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation. It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation
Decrease in the value of an asset.

Exchange-traded Fund (ETF)
An index fund which is traded on the stock market.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond “matures,” the issuer repays the principal.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness. “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS
(Based on Total Long-Term Investments)

B	52.4%
BB	20.0%
CC	5.6%
CCC	16.6%
NR	5.4%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

TOP TEN HOLDINGS
(As a % of Net Assets)

1.	IShares Lehman 20+ Yr. Treas.	8.40%
2	IShares MSCI Japan IN	6.88%
3.	Utilities Select Sector SPDR Fund	5.11%
4.	Diamonds Trust Series I	3.96%
5.	Health Care Select Sector SPDR	2.90%
6.	IShares Russell 2000	2.54%
7.	NASDAQ 100 Trust	2.10%
8.	IShares Lehman Aggregate Bond Fund	1.79%
9.	Financial Select Sector SPDR	1.59%
10.	Consumer Staples Select Sector SPDR	1.57%

The Fund’s holdings are subject to change at any time.

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from inception (August 8, 2005) to December 30, 2005.

The example illustrates your fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 08/08/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,004.66	$10.39
Class C	$1,000.00	$1,002.66	$13.41
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,009.41	$10.41
Class C	$1,000.00	$1,006.38	$13.44

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (2.65% for Class A and 3.40% for Class C), multiplied by the average account value over the period, multiplied by 141/360 days. Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 0.47% for the period from inception (August 8, 2005) to December 30, 2005. Class C’s ending account value in the “Actual” section of the table is based on its actual total return of 0.27% for the period from inception (August 8, 2005) to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ending December 30, 2005

Integrity All Season Fund				Since Inception
Class A	1 year	5 year	10 year	(August 8, 2005)
Without Sales Charge	N/A	N/A	N/A	0.47%
With Sales Charge (1.50%*)	N/A	N/A	N/A	(1.02%)
Integrity All Season Fund				Since Inception
Class C	1 year	5 year	10 year	(August 8, 2005)
Without CDSC	N/A	N/A	N/A	0.27%
With CDSC (1.00%)	N/A	N/A	N/A	(0.73%)
				Since Inception
Lipper Balanced Fund Index	1 year	5 year	10 year	(August 8, 2005)
Class A Shares	N/A	N/A	N/A	2.92%
Class C Shares	N/A	N/A	N/A	2.92%
				Since Inception
S&P 500 Index	1 year	5 year	10 year	(August 8, 2005)
Class A Shares	N/A	N/A	N/A	2.59%
Class C Shares	N/A	N/A	N/A	2.59%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

*The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%. Effective January 13, 2006, please refer to the breakpoint schedule on page 69 of the prospectus for the up-front Class A sales charge applicable to the Integrity All Season Fund.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity All Season Fund, Lipper Balanced Fund Index and S&P 500 Index

Class A Shares
	Integrity All Season Fund w/o Sales Charge	Integrity All Season Fund w/Max Sales Charge*	Lipper Balanced Fund Index	S&P 500 Index
08/08/05	$10,000	$9,850	$10,000	$10,000
12/30/05	$10,047	$9,898	$10,292	$10,259

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

*Based on 1.50% sales charge. The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%. Effective January 13, 2006, please refer to the breakpoint schedule on page 69 of the prospectus for the up-front Class A sales charge applicable to the Integrity All Season Fund.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Consideration and Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory and investment sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Integrity Money Management, Inc., the Fund’s Investment Adviser (“the Investment Adviser” or “Adviser”), that is deemed reasonably necessary to evaluate the terms of the Management and Investment Advisory Agreement (“Advisory Agreement”). The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on June 29, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Advisory Agreement between the All Season Fund and the Investment Adviser, the Investment Sub-Advisory Agreements (“Sub-Advisory Agreements”), between the Investment Adviser and ASFA and between the Investment Adviser and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts which include, but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the All Season Fund’s Portfolio Manager, Sam Jones, will manage the Fund as stated in the funds prospectus.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser provided services to eighteen funds in the Integrity family of funds as of June 29, 2005 with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the All Season Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar expense structures to the Fund. The Fund’s proposed net expense ratio of 2.65% for Class A shares was comparable to other funds of similar objective and size. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: The performance of the All Season Fund was not considered since the Fund does not have any prior performance.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: Since the Fund is a new fund, the Board determined that there were not economies of scale to be realized by the Investment Adviser in managing the Fund’s assets and that the fee was structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of ASFA, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the All Season Fund and its shareholders.

Board Consideration and Approval of Sub-Advisory Agreement with All Season Financial Advisors, Inc.
In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Investment Adviser and ASFA with respect to the All Season Fund, the Trustees requested information from ASFA that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board acknowledged that Sam Jones, the proposed Portfolio Manager for the All Season Fund, has experience in managing separately managed accounts using the same strategy that will be used for the Fund and has had success in reaching positive returns over the last 10 years in both up and down markets. The Board is satisfied with ASFA’s representations regarding its staffing and capabilities to manage the All Season Fund, including the retention of personnel with significant relevant portfolio management experience. The Board was satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance achieved by ASFA. The Board considered the sub-advisory fees paid to ASFA to be fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds. Based on the review of ASFA, including a review of the possible conflicts of interest, its code of ethics, and Advisory Policy and Procedure Manual, the Board felt that the overall nature and quality of services are satisfactory.

Investment Performance: Although the performance of the All Season Fund was not considered since the Fund does not have any prior performance, the Board did review the composite performance that ASFA has achieved for its separately managed accounts. The separately managed accounts have similar investment strategies and objectives as the new Fund. The Board was satisfied with the composite performance achieved by ASFA with its separately managed accounts.

Profitability: The Board obtained and reviewed recent financial statements of the Sub-Adviser. The Board also noted that the Sub-Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Sub-Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: Since the Fund is a new Fund, the Board determined that there were not economies of scale to be realized by the Sub-Adviser in managing the Fund’s assets and that the fee was structured appropriately based on the size of the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of ASFA, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the All Season Fund and its shareholders.

Board Consideration and Approval of Sub-Advisory Agreements with SMH Capital Advisors, Inc.
In determining whether it was appropriate to approve the Sub-Advisory Agreements between the Investment Adviser and SMH, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund.The Board considered SMH’s representations regarding its staffing and capabilities to manage the All Season Fund, including the retention of personnel with significant relevant portfolio management experience. The Board felt satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH. The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds. Based on the review of SMH, including a review of the possible conflicts of interest, their code of ethics, and Advisory Policy and Procedure Manual, the Board felt that the overall nature and quality of services are satisfactory.

Investment Performance: The performance of the All Season Fund was not considered since the Fund does not have any prior performance.

Profitability: The Board has reviewed recent financial statements of the Sub-Advisor. The Board also noted that the Advisor does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Sub-Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: Since the Fund is a new fund the Board determined that there were not economies of scale to be realized by the Sub-Adviser in managing the Fund’s assets and that the fee was structured appropriately based on the size of the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the All Season Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreements would be in the best interest of the All Season Fund and its shareholders.

Potential Conflicts of Interest – Investment Adviser and Investment Sub-Advisers
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Jones is paid a base salary, and is eligible to participate in All Season Financial Advisor’s retirement plan arrangements. Since profits are expected to increase as assets increase, Mr. Jones is expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the All Season Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and All Season Financial Advisors, All Season Financial Advisors will be entitled to an increase in its compensation as assets in the All Season Fund increase.

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, All Season Advisors does not invest accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that Mr. Jones recommends a limited investment opportunity for multiple accounts, All Season Advisors has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by All Season Advisors; provided, however, that All Season Advisors may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer
Percentages represent the market value of each investment category to total net assets			Quantity	Market Value

COMMON STOCKS (16.5%)

Automotive (0.7%)
Toyota Motor Corp.			700	$73,234

Banks (1.4%)
Royal Bank of Canada			1,000	77,980
Toronto-Dominion Bank			1,400	73,780
				151,760
Basic Materials (0.4%)
Brookfield Asset Management			1,000	50,330

Business Services (0.6%)
John H. Harland Company			1,700	63,920

Computer Hardware (0.6%)
*Apple Computer			1,000	71,890

Consumer Products (0.6%)
Archer-Daniels-Midland			2,700	66,582

Diversified Electronic (0.8%)
Agilent Technologies			1,400	46,606
AVX Corporation			2,800	40,544
				87,150
Energy (1.6%)
American Electric Power			1,800	66,762
Arch Coal Inc			600	47,700
Ensco International Inc.			900	39,915
*Nabors Industries			300	22,725
				177,102
Financial (1.1%)
*E-Trade Financial Corp.			2,100	43,806
Legg Mason Inc			300	35,907
Millea Holdings Inc.			500	43,025
				122,738
Healthcare (1.1%)
CIGNA Corp.			500	55,850
*Express Scripts			800	67,040
				122,890
Industrial Gases (0.2%)
Alexander & Baldwin			700	37,968

Insurance (2.1%)
*Covanta Holding Corp.			1,500	22,590
*Coventry Health Care			1,200	68,352
*Health Net, Inc.			1,300	67,015
MBIA Inc.			600	36,096
Radian Group			700	41,013
				235,066
Machinery & Equipment (0.6%)
Regal-Beloit Corp.			1,900	67,260

Metals (1.1%)
Anglogold Ashanti Ltd			1,700	83,861
Freeport-McMoRan Copper & Gold, Inc.			800	43,040
				126,901
Oil And Gas Operations (0.8%)
*McDermott International Inc.			1,000	44,610
Schlumberger Ltd.			400	38,860
				83,470
Publishing (0.6%)
McGraw-Hill Companies, Inc.			1,300	67,119

Real Estate Investment Trusts (0.2%)
St. Joe Company			250	16,805

Semiconductor (0.7%)
National Semiconductor			2,800	72,744

Transportation (1.3%)
Canadian National Railway			900	71,991
Canadian Pacific Railway, Ltd.			1,700	71,315
				143,306

TOTAL COMMON STOCKS (COST: $1,471,330)				$1,838,235

EXCHANGE TRADED FUNDS (38.3%)
Consumer Staples Select Sector SPDR			7,500	$174,675
Diamonds Trust Series I			4,131	441,521
Financial Select Sector SPDR			5,600	177,352
Health Care Select Sector SPDR			10,200	323,544
IShares Lehman 20+ Yr. Treas.			10,200	936,156
IShares Lehman Aggregate Bond Fund			1,982	199,369
IShares Lehman TIPS			1,635	168,111
IShares MSCI Japan IN			56,800	766,800
IShares Russell 2000			4,250	283,475
NASDAQ 100 Trust			5,800	234,436
Utilities Select Sector SPDR Fund			18,163	570,137

TOTAL EXCHANGE TRADED FUNDS (COST: $4,432,850)				$4,275,576

	Coupon Rate	Maturity	Principal Amount
CORPORATE BONDS (10.4%)

Broadcast Serv/Program (0.6%)
Liberty Media Corp	8.250%	02/01/30	$66,000	$65,390

Building-Residential/Commer (1.9%)
K Hovnanian Enterprises	6.250	01/15/16	46,000	42,780
Tech Olympic USA	7.500	01/15/15	25,000	21,000
Tech Olympic USA, Inc.	7.500	03/15/11	45,000	39,825
WCI Communities Inc	6.625	03/15/15	48,000	41,760
William Lyon Homes	10.750	04/01/13	60,000	61,950
				207,315
Casino Hotels (1.1%)
Trump Entertainment Resorts	8.500	06/01/15	65,000	63,375
Wynn Las Vegas	6.625	12/01/14	65,000	63,375
				126,750
Computers (0.6%)
Safeguard Scientifics	2.625	03/15/24	90,000	63,000

Finance - Auto Loans (1.1%)
Ford Motor Credit Co	7.000	10/01/13	68,000	58,082
General Motors Acceptance Corp	7.000	02/01/12	71,000	64,709
				122,791
Finance - Other Services (1.1%)
Athena Neuro Finance	7.250	02/21/08	64,000	62,320
Level 3 Financing	10.750	10/15/11	74,000	65,120
				127,440
Food - Retail (1.1%)
Landry's Restaurant	7.500	12/15/14	67,000	62,645
Marsh Supermarkets	8.875	08/01/07	65,000	61,100
				123,745
Medical - Hospitals (0.6%)
Tenet Healthcare	6.875	11/15/31	78,000	63,375

Miscellaneous Manufacturer (0.6%)
Propex Fabrics Inc.	10.000	12/01/12	69,000	61,755

Multimedia (0.6%)
Carmike Cinemas	7.500	02/15/14	73,000	67,890

Retail - Jewelry (0.6%)
Finlay Fine Jewelry Corp	8.375	06/01/12	73,000	65,700

Telecom Services (0.5%)
Grande Communications	14.000	04/01/11	65,000	63,213

TOTAL CORPORATE BONDS (COST: $1,159,725)				$1,158,364

SHORT-TERM SECURITIES (22.8%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $2,545,817)			2,545,817	$2,545,817

TOTAL INVESTMENTS IN SECURITIES (COST: $9,609,722)				$9,817,992

OTHER ASSETS LESS LIABILITIES				1,333,097

NET ASSETS				$11,151,089

* Non-income producing
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $9,609,722)	$9,817,992
Cash	926,846
Accrued dividends receivable	20,083
Accrued interest receivable	34,069
Security sales receivable	244,192
Prepaid expenses	12,443
Receivable for fund shares sold	149,231
Receivable due from manager or broker	73
Total Assets	$11,204,929

LIABILITIES
Payable to affiliates	$19,758
Accrued expenses	8,856
Payable for fund shares redeemed	25,226
Total Liabilities	$53,840

NET ASSETS	$11,151,089

Net assets are represented by:
Paid-in capital	$11,097,768
Accumulated undistributed net realized gain (loss) on investments	(154,949)
Unrealized appreciation on investments	208,270
Total amount representing net assets applicable to
1,112,430 outstanding shares of no par common stock
(unlimited shares authorized)	$11,151,089

Net Assets Consist of:
Class A	$10,774,987
Class C	$376,102
Total Net Assets	$11,151,089

Shares Outstanding:
Class A	1,074,814
Class C	37,616

Net Asset Value per share:
Class A	$10.02
Class A – offering price (based on sales charge of 1.50%*)	$10.17
Class C	$10.00

*The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%. Effective January 13, 2006, please refer to the breakpoint schedule on page 69 of the prospectus for the up-front Class A sales charge applicable to the Integrity All Season Fund.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the period since inception (August 8, 2005) through December 30, 2005

INVESTMENT INCOME
Interest	$85,779
Dividends	31,268
Total Investment Income	$117,047

EXPENSES
Investment advisory fees	$67,557
Distribution (12b-1) fees Class A	8,060
Distribution (12b-1) fees Class C	770
Transfer agent fees	11,833
Accounting service fees	13,522
Administrative service fees	11,833
Custodian fees	2,878
Professional fees	3,040
Trustees fees	636
Transfer agent out-of-pockets	1,047
Reports to shareholders	1,381
License, fees, and registrations	6,625
Insurance expense	12
Legal fees	2,761
Audit fees	1,972
Total Expenses	$133,927
Less expenses waived or absorbed by the Fund’s manager	(45,868)
Total Net Expenses	$88,059

NET INVESTMENT INCOME (LOSS)	$28,988

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(154,949)
Net change in unrealized appreciation (depreciation) of investments	208,270
Net Realized and Unrealized Gain (Loss) on Investments	$53,321
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$82,309

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the period since inception (August 8, 2005) through December 30, 2005

For The Period Since Inception (August 8, 2005) Through December 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$28,988
Net realized gain (loss) on investment transactions	(154,949)
Net change in unrealized appreciation (depreciation) on investments	208,270
Net Increase (Decrease) in Net Assets Resulting From Operations	$82,309

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.03 per share)	$(28,279)
Class C ($.03 per share)	(1,000)
Distributions from net realized gain on investment transactions:
Class A ($.00 per share)	0
Class C ($.00 per share)	0
Total Dividends and Distributions	$(29,279)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$12,005,119
Class C	372,518
Proceeds from reinvested dividends:
Class A	23,454
Class C	956
Cost of shares redeemed:
Class A	(1,303,988)
Class C	0
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$11,098,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	$11,151,089

NET ASSETS, BEGINNING OF PERIOD	$0
NET ASSETS, END OF PERIOD	$11,151,089
Undistributed Net Investment Income	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 30, 2005

Note 1. ORGANIZATION
The Integrity All Season Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. The Fund seeks to provide long-term growth of capital. Fund commenced operations on August 8, 2005, under The Integrity Funds. From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the Trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the Trust was renamed “The Integrity Funds”.

For the period from inception (August 8, 2005) through December 30, 2005, Class A shares were sold with an initial sales charge of 1.50%. The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.

Class A shares are sold with a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

For The Period From Inception (August 8, 2005) Through December 30, 2005
Tax-exempt income	$0
Ordinary income	$29,279
Long-term capital gains	0
Total	$$29,279

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($144,702)	$198,023	$53,321

As of December 30, 2005, the Fund had net capital loss carryforwards, which are available to offset future realized gains. The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2013	$144,702

For the period from inception (August 8, 2005) through December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from inception (August 8, 2005) through December 30, 2005, the Fund deferred to January 1, 2006, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the period from inception (August 8, 2005) through December 30, 2005, distribution fees were the only class-specific expenses.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income – Dividend income is recognized on the ex-dividend date.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 1,112,430 shares were outstanding at December 30, 2005.

Transactions in capital shares were as follows:

	Class A Shares	Class C Shares
	For The Period From Inception (August 8, 2005) Through December 30, 2005	For The Period From Inception (August 8, 2005) Through December 30, 2005
Shares sold	1,203,904	37,521
Shares issued on reinvestment of dividends	2,331	95
Shares redeemed	(131,421)	0
Net increase (decrease)	1,074,814	37,616

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 2.00% of the Fund’s average daily net assets. The Fund has recognized $30,102 of investment advisory fees after a partial waiver for the period from inception (August 8, 2005) through December 30, 2005. The Fund has a payable to Integrity Money Management of $10,241 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until August 1, 2006, so that the Net Annual Operating Expenses of the Integrity All Season Fund Class A shares do not exceed 2.65%, and Class C shares do not exceed 3.40%. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has a payable to Integrity Funds Distributor of $1,089 at December 30, 2005, for distribution fees.

For the period from inception (August 8, 2005) through December 30, 2005, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$8,060	$7,217
Class C Shares	$770	$164

Integrity Fund Services provides shareholder services for an annual fee of 0.10% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $11,833 of transfer agency fees for the period from inception (August 8, 2005) through December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,500 at December 30, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $13,522 of accounting service fees for the period from inception (August 8, 2005) through December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,944 at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee based on a variable rate of 0.15% of the Fund’s average daily net assets on an annual basis for the Fund’s first $25 million and at a lower rate on the average daily net assets in excess of $25 million, with a minimum of $2,000 per month, plus reimbursement of out-of-pocket expenses. The Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $11,833 of administrative service fees for the period from inception (August 8, 2005) through December 30, 2005. The Fund has a payable to Integrity Fund Services of $2,500 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $11,494,758 and $4,277,534, respectively, for the period from inception (August 8, 2005) through December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was $9,619,969. The net unrealized appreciation of investments based on the cost was $198,023, which is comprised of $257,054 aggregate gross unrealized appreciation and $59,031 aggregate gross unrealized depreciation.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

Class A Shares

For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.03
Net realized and unrealized gain (loss) on investment transactions	.02
Total Income (Loss) From Investment Operations	$.05

Less Distributions:
Dividends from net investment income	$(.03)
Distributions from net realized gains	.00
Total Distributions	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.02

Total Return	1.19%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$10,775
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)(C)
Ratio of net investment income to average net assets	0.89%(C)
Portfolio turnover rate	145.78%

(A) Excludes maximum sales charge of 1.50%. The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%. Effective January 13, 2006, please refer to the breakpoint schedule on page 69 of the prospectus for the up-front Class A sales charge applicable to the Integrity All Season Fund.

(B) During the period from August 8, 2005, through December 30, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $44,509. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.03%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 30, 2005

Selected per share data and ratios for the period indicated

Class C Shares

For The Period From Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.03
Net realized and unrealized gain (loss) on investment transactions	.00
Total Income (Loss) From Investment Operations	$.03

Less Distributions:
Dividends from net investment income	$(.03)
Distributions from net realized gains	.00
Total Distributions	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.00

Total Return	0.68%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$376
Ratio of net expenses (after expense assumption) to average net assets	3.40%(B)(C)
Ratio of net investment income to average net assets	1.33%(C)
Portfolio turnover rate	145.78%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the period from August 8, 2005, through December 30, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $1,359. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.16%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Integrity All Season Fund

We have audited the accompanying statement of assets and liabilities of the Integrity All Season Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 30, 2005, the related statement of operations, statement of changes in net assets and the financial highlights for the period since inception (August 8, 2005) through December 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity All Season Fund of the Integrity Funds as of December 30, 2005, the results of its operations, changes in its net assets and financial highlights for the period since inception (August 8, 2005) through December 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Dear Shareholder:

Enclosed is the report of the operations for the Integrity High Income Fund (the “Fund”) for the year ended December 30, 2005. The Fund’s portfolio and related financial statements are presented within for your review.

Year in Review
Your fund was the #1 rated high yield fund as ranked by Lipper! While we do not expect to do this every year, it reflects the value of our strict balance sheet discipline, combined with the best relative value approach. We predicted at the beginning of the year a significant correction in high yield and the 2nd quarter of 2005 gave a hammering to high yield as a sector. The rest of the year was choppy for the index, but we steered your fund to a fine return.

As we historically do not decline as much as the index, we took advantage of the situation to turn our defensive positions into longer and high yielding names that had been beaten down in the correction. We captured some nice trading gains on positions like GMAC that lead to above market returns.

	Fund Return	Category Return	Lehman Brothers
Integrity High Income A	7.48%*	2.14%	2.74%
Integrity High Income C	6.59%*	2.14%	2.74%

The Outlook for 2006
We never like the question, “Is now a good time for high yield?” Although high yield does offer attractive yields at this time, we feel high yield should be part of an asset allocation that reflects the clients point in time and financial picture, not a “timing” decision.

With much of the Feds interest rate hikes temporarily behind us, high yield should have an easier year. As in last year, we do not focus on the “market” anyway and look at individual companies on their own merits [bottom up].

A Comment on Fund Expenses
Some choose a mutual fund primarily on the one with the lowest fund expenses. This may make sense for a treasury or money market fund where there is very little room for a manager to add value. But in our case, keeping the fund relatively small and nimble provides us tremendous opportunity to trade positions for capital gains. Thus, the fund incurs a higher expense ratio. Keep in mind, the funds leading performance has been after fees – so we have more than made back the difference for our investors.

Sincerely,

Jeff Cummer
Senior Portfolio Manager & President
SMH Capital Advisors, Inc.
Certified Financial Planner

The views expressed are those of Jeff Cummer, Senior Portfolio Manager & President, SMH Capital Advisors, Inc. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 30, 2005 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC's”) website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S). The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 30, 2005 (Unaudited)

Appreciation
The increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation
The decrease in value of an asset.

Market Value
The actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond “matures,” the issuer repays the principal.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness. “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

December 30, 2005 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS
(Based on Total Long-Term Investments)

B	46.3%
BB	13.5%
CC	3.3%
CCC	28.4%
NR	8.5%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
12/31/2004 NAV (share value)	$10.33	12/31/2004 NAV (share value)	$10.36
12/30/2005 NAV	$10.07	12/30/2005 NAV	$10.09

Total Net Assets	$62,121,270
Number of Issues	41
Average Maturity	8.2 years

December 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES
The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2005 to December 30, 2005.

The example illustrates the Fund’s costs in two ways:

Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/05	Ending Account Value 12/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,048.06	$8.96
Class C	$1,000.00	$1,022.10	$12.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.39	$8.82
Class C	$1,000.00	$1,012.64	$12.58

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.75% for Class A and 2.50% for Class C), multiplied by the average account value over the period, multiplied by 180/360 days. Class A’s ending account value in the “Actual” section of the table is based on its actual total return of 4.80% for the six-month period of June 30, 2005, to December 30, 2005. Class C’s ending account value in the “Actual” section of the table is based on its actual total return of 4.42% for the six-month period of June 30, 2005, to December 30, 2005.

December 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 30, 2005
Integrity High Income Fund				Since Inception (April 30, 2004)
Class A Shares	1 year	5 year	10 year
Without Sales Charge	7.48%	N/A	N/A	10.45%
With Sales Charge (4.25%)	2.90%	N/A	N/A	7.63%

Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year	Since Inception (April 30, 2004)
	2.74%	N/A	N/A	7.23%

	For periods ending December 30, 2005
Integrity High Income Fund				Since Inception (April 30, 2004)
Class C Shares	1 year	5 year	10 year
Without CDSC	6.59%	N/A	N/A	9.37%
With CDSC (1.00%)	5.61%	N/A	N/A	8.80%

Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year	Since Inception (April 30, 2004)
	2.74%	N/A	N/A	7.23%

Putting Performance into Perspective
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity High Income Fund and the Lehman Brothers High Yield Corporate Bond Index

Class A Shares
	Integrity High Income Fund w/o Sales Charge	Integrity High Income Fund w/Max Sales Charge	Lehman Brothers High Yield Corporate Bond Index
04/30/04	$10,000	$ 9,575	$10,000
2004	$10,981	$10,518	$10,934
2005	$11,803	$11,306	$11,233

Putting Performance into Perspective
Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND
The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. Two of the remaining four Trustees and/or Officers are “Interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	16	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	16	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				16	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None
Brent M. Wheeler 1 Main Street North Minot, ND 58703 35	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 thru October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), MF Chief Compliance Officer (Since October 2005) The Integrity Funds and Integrity Mutual Funds.

				NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 30, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor. SMH Capital Advisors, Inc. (“SMH”), is the Sub-Advisor to the Fund.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2005, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and SMH.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature, extent and quality of the adviser’s services;
(b)	the investment performance of the fund and the adviser;
(c)	the costs of the services to be provided and profits to be realized by the adviser and its affiliates from the relationship with the fund;
(d)	the extent to which economies of scale would be realized as the fund grows; and
(e)	whether fee levels reflect economies of scale for the benefit of fund investors.

In evaluating the Adviser’s services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the High Income Fund’s Portfolio Manager, Jeff Cummer, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to sixteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance. A comparison of the High Income Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund’s net expense ratios of 1.75% for Class A shares and 2.50% for Class C shares were comparable to other funds of similar objective and size. The other funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: The Fund has been open since May 2004 and has performed higher than its relative benchmark and has positive returns for the September 30, 2005, year-to-date, 1-year and since inception periods.

Profitability: The Board has reviewed the financial statements of the Investment Adviser at prior meetings and most recently the year-ended December 31, 2004. The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with SMH
In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and SMH, the Trustees requested information from SMH that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Investment Adviser’s commitment to contractually limit Fund expenses, the skills and capabilities of the Adviser.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: SMH has significant expertise in managing high yield corporate bond portfolios for separately managed accounts and the Integrity High Income Fund.The Board considered SMH’s representations regarding its staffing and capabilities to manage the High Income Fund, including the retention of personnel with significant relevant portfolio management experience. The Board felt satisfied with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by SMH. The Board considered the sub-advisory fees paid to SMH fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds. Based on the review of SMH, including a review of the possible conflicts of interest, their code of ethics, and Advisory Policy and Procedure Manual, the Board felt that the overall nature and quality of services are satisfactory.

Investment Performance: The Fund has been open since May 2004 and has performed higher than its relative benchmark and has positive returns for the September 30, 2005, year-to-date, 1-year and since inception periods.

Profitability: The Board has reviewed recent financial statements of the Sub-Advisor. The Board also noted that the Advisor does not realize material direct benefits from its relationship with the Fund and does not participate in any soft dollar arrangements from securities trading. The Board determined that the profitability of the Sub-Adviser was not excessive based on the services it will provide for the Fund.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The sub-advisory fees are structured appropriately based on the size of the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of SMH, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Potential Conflicts of Interest - Investment Adviser and Investment Sub-Advisers
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

▪

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has a day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of December 31, 2004, both Jeff Cummer and Dwayne Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH Capital Advisers, the Sub-Adviser. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000. Since profits are expected to increase as assets increase, both Jeff Cummer and Dwayne Moyers are expected to receive increased profits as a shareholder as account assets (including, without limitation, the assets of the High Income Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and SMH Capital Advisers, SMH Capital Advisers will be entitled to an increase in its compensation as assets in the High Income Fund increase.

▪

In general, SMH Capital Advisers does not invest accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that either of Jeff Cummer and Dwayne Moyers recommend a limited investment opportunity for multiple accounts, SMH Capital Advisers has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by SMH Capital Advisers; provided, however, that SMH Capital Advisers may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 30, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Quantity	Market Value

CORPORATE BONDS (93.2%)

Aerospace & Defense (1.4%)
Spacehab	5.500%	10/15/10	1,095,000	$897,264
				897,264
Broadcast Serv/Program (4.3%)
Liberty Media Corp	8.250	02/01/30	2,675,000	2,650,270
				2,650,270
Building-Residential/Commercial (3.5%)
Standard Pacific Corporation	6.250	04/01/14	243,000	216,574
Tech Olympic USA, Inc.	7.500	03/15/11	243,000	215,055
WCI Communities Inc	6.625	03/15/15	2,018,000	1,755,660
				2,187,289
Casino Hotels (6.0%)
Magna Entertainment	7.250	12/15/09	547,000	593,331
Trump Entertainment Resorts	8.500	06/01/15	2,534,000	2,470,650
Wynn Las Vegas	6.625	12/01/14	705,000	687,375
				3,751,356
Computers (3.6%)
Safeguard Scientifics	2.625	03/15/24	3,168,000	2,217,600
				2,217,600
Electronic Computer-Semiconductor (3.9%)
Advanced Micro Devices	7.750	11/01/12	400,000	404,000
Amkor Technologies, Inc.	7.750	05/15/13	2,331,000	2,039,625
				2,443,625
Finance-Auto Loans (7.4%)
Ford Motor Credit Co	7.000	10/01/13	3,152,000	2,692,284
General Motors Acceptance Corp	7.000	02/01/12	2,077,000	1,892,969
				4,585,253
Finance-Invest Bnkr/Brkr (2.2%)
Labranche & Company	11.000	05/15/12	1,254,000	1,391,940
				1,391,940
Finance-Other Services (3.7%)
Athena Neuro Finance	7.250	02/21/08	1,925,000	1,874,469
Level 3 Financing	10.750	10/15/11	500,000	440,000
				2,314,469
Food-Retail (8.3%)
Landry's Restaurant	7.500	12/15/14	2,700,000	2,524,500
Marsh Supermarkets	8.875	08/01/07	2,786,000	2,618,840
				5,143,340
Marine Services (2.0%)
Great Lakes Dredge & Dock	7.750	12/15/13	1,378,000	1,240,200
				1,240,200
Medical-Hospitals (2.2%)
Tenet Healthcare	6.875	11/15/31	1,661,000	1,349,563
				1,349,563
Miscellaneous Manufacturer (4.4%)
Propex Fabrics Inc.	10.000	12/01/12	3,053,000	2,732,435
				2,732,435
Multimedia (2.5%)
Carmike Cinemas	7.500	02/15/14	1,650,000	1,534,500
				1,534,500
Oil Co. - Explor. & Prod. (3.8%)
Callon Petroleum	9.750	12/08/10	981,000	1,000,620
Mission Resources Corp	9.875	04/01/11	1,297,000	1,361,850
				2,362,470
Oil Refining & Marketing (2.9%)
United Refining	10.500	08/15/12	1,707,000	1,826,490
				1,826,490
Recreational Centers (3.9%)
Bally Total Fitness	10.500	07/15/11	1,410,000	1,452,300
Town Sports International	9.625	04/15/11	905,000	947,988
				2,400,288
Residential (3.2%)
William Lyon Homes	10.750	04/01/13	1,901,000	1,962,783
				1,962,783
Resorts-Themeparks (2.2%)
Six Flags Inc.	8.875	02/01/10	173,000	169,540
Six Flags Inc.	9.750	04/15/13	1,208,000	1,186,860
				1,356,400
Retail-Jewelry (4.3%)
Finlay Fine Jewelry Corp	8.375	06/01/12	3,002,000	2,701,800
				2,701,800
Retail-Major Department Store (2.8%)
Toys R Us	7.375	10/15/18	2,367,000	1,739,745
				1,739,745
Retail-Regional Department Store (0.4%)
Dillards, Inc.	7.750	05/15/27	120,000	115,800
Dillards, Inc.	7.000	12/01/28	129,000	119,647
				235,447
Storage/Warehousing (0.2%)
Mobile Mini Inc.	9.500	07/01/13	128,000	140,800
				140,800
Telecom Services (7.8%)
Ciena Corporation	3.750	02/01/08	2,108,000	1,935,540
Grande Communications	14.000	04/01/11	2,787,000	2,710,357
PacWest Telecom Inc.	13.500	02/01/09	180,000	175,500
				4,821,397
Telephone-Integrated (2.4%)
Level 3 Communications Inc.	9.125	05/01/08	1,001,000	910,910
Level 3 Communications Inc.	11.000	03/15/08	599,000	552,577
				1,463,487
Textile-Apparel (3.9%)
Unifi Inc.	6.500	02/01/08	2,919,000	2,430,067
				2,430,067

TOTAL CORPORATE BONDS (COST: $58,866,777)				$57,880,278

SHORT-TERM SECURITIES (6.6%)			Shares
Wells Fargo Advantage Investment Money Market			2,118,000	$2,118,000
Wells Fargo Advantage Treasury Plus Money Market			143,405	143,405
TOTAL SHORT-TERM SECURITIES (COST: $2,261,405)				$2,261,405

TOTAL INVESTMENTS IN SECURITIES (COST: $61,128,182)				$60,141,683

OTHER ASSETS LESS LIABILITIES				1,979,587

				$62,121,270
NET ASSETS

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Assets and Liabilities December 30, 2005

ASSETS
Investments in securities, at value (cost: $61,128,182)	$60,141,683
Cash	886,875
Accrued dividends receivable	5,538
Accrued interest receivable	1,210,861
Receivable for fund shares sold	392,283
Receivable due from others	8,188
Receivable due from broker	1,092
Prepaid expenses	23,595

Total Assets	$62,670,115

LIABILITIES
Dividends payable	$369,344
Payable for fund shares redeemed	73,892
Payable to affiliates	99,469
Accrued expenses	6,140

Total Liabilities	$548,845

NET ASSETS	$62,121,270

Net assets are represented by:
Capital stock outstanding	$63,107,769
Unrealized depreciation on investments	(986,499)
Total amount representing net assets applicable to 6,165,932 outstanding shares of no par common stock (unlimited shares authorized)

$62,121,270

Net Assets Consist of:
Class A	$37,764,625
Class C	$24,356,645
Total Net Assets	$62,121,270

Shares Outstanding:
Class A	3,751,776
Class C	2,414,155

Net Asset Value per share:
Class A	$10.07
Class A – offering price (based on sales charge of 4.25%)	$10.52
Class C	$10.09

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended December 30, 2005

INVESTMENT INCOME
Interest	$3,739,296
Dividends	81,791
Total Investment Income	$3,821,087

EXPENSES
Investment advisory fees	$407,500
Distribution (12b-1) fees Class A	59,020
Distribution (12b-1) fees Class C	167,901
Administrative service fees	87,500
Transfer agent fees	107,875
Accounting service fees	50,167
Custodian fees	6,446
Professional fees	14,001
Trustees fees	3,423
Reports to shareholders	5,600
Legal fees	6,545
Audit fees	5,119
License, fees, and registrations	32,030
Other expenses	2,461
Total Expenses	$955,588
Less expenses waived or absorbed by the Fund’s manager	(122,703)
Total Net Expenses	$832,885

NET INVESTMENT INCOME (LOSS)	$2,988,202

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,268,464
Net change in unrealized appreciation (depreciation) of investments	(1,381,759)
Net Realized and Unrealized Gain (Loss) on Investments	$(113,295)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,874,907

The accompanying notes are an integral part of these financial statements.

Financial Statements December 30, 2005

Statement of Changes in Net Assets
For the year ended December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004

	For Year Ended December 30, 2005	For the Period Since Inception (April 30, 2004) thru December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,988,202	$414,614
Net realized gain (loss) on investment transactions	1,268,464	101,384
Net change in unrealized appreciation (depreciation) on investments	(1,381,759)	395,260
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,874,907	$911,258

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.79 and $.57, respectively)	$(1,819,506)	$(176,713)
Class C ($.71 and $.46, respectively)	(1,168,697)	(237,901)
Distributions from net realized gain on investment transactions:
Class A ($.21 and $.05, respectively)	(771,538)	(56,104)
Class C ($.21 and $.05, respectively)	(496,926)	(45,280)
Total Dividends and Distributions	$(4,256,667)	$(515,998)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$31,022,015	$11,364,782
Class C	15,968,437	8,886,689
Proceeds from reinvested dividends:
Class A	1,754,147	132,309
Class C	1,059,603	164,197
Cost of shares redeemed:
Class A	(5,284,315)	(574,661)
Class C	(1,116,750)	(268,683)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$43,403,137	$19,704,633
TOTAL INCREASE (DECREASE) IN NET ASSETS	$42,021,377	$20,099,893
NET ASSETS, BEGINNING OF PERIOD	20,099,893	0
NET ASSETS, END OF PERIOD	$62,121,270	$20,099,893
Undistributed Net Investment Income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial StatementsDecember 30, 2005

Note 1. ORGANIZATION
The Integrity High Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently seven portfolios are offered. The Fund seeks a high level of current income with capital appreciation as a secondary objective. Fund commenced operations on April 30, 2004 under The Integrity Funds. From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the trust was renamed “The Integrity Funds”.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Pricing Analyst using methods and procedures reviewed and approved by the Trustees.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	December 30, 2005	December 31, 2004
Tax-exempt income	$0	$0
Ordinary income	3,979,551	515,998
Long-term capital gains	277,116	0
Total	$4,256,667	$515,998

As of December 30, 2005, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	$0	($986,499)	($986,499)

For the year ended December 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 30, 2005, the Fund deferred to January 1, 2006, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 30, 2005, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS
As of December 30, 2005, there were unlimited shares of no par authorized; 6,165,932 and 1,943,213 shares were outstanding at December 30, 2005, and December 31, 2004, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	For Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Thru December 31, 2004	For Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Thru December 31, 2004
Shares sold	3,021,763	1,118,222	1,551,490	878,380
Shares issued on reinvestment of dividends	172,284	12,946	103,975	16,168
Shares redeemed	(517,589)	(55,849)	(109,204)	(26,654)
Net increase (decrease)	2,676,458	1,075,319	1,546,261	867,894

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor. SMH Capital Advisors, Inc. (“SMH”), is the Sub-Adviser to the Fund.

The Advisory Agreement between the Fund and Integrity Money Management provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Fund has recognized $284,797 of investment advisory fees after a partial waiver for the year ended December 30, 2005. The Fund has a payable to Integrity Money Management of $38,715 at December 30, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity High Income Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares until December 31, 2005. Thereafter, the expense limitation may be terminated or revised. Amounts waived or reimbursed may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services
Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

For the year ended December 30, 2005, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$59,020	$0
Class C Shares	$167,901	$0

Integrity Fund Services provides shareholder services for a fee computed at an annual rate of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $107,875 of transfer agency fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $13,240 at December 30, 2005 for transfer agency fees. Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class. The Fund has recognized $50,167 of accounting service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $4,955at December 30, 2005, for accounting service fees. Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund will pay an additional minimum fee of $500 per month for each additional share class. The Fund has recognized $87,500 of administrative service fees for the year ended December 30, 2005. The Fund has a payable to Integrity Fund Services of $10,692 at December 30, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $52,376,799 and $11,980,822, respectively, for the year ended December 30, 2005.

Note 6. INVESTMENT IN SECURITIES
At December 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $61,128,182. The net unrealized depreciation of investments based on the cost was $986,499, which is comprised of $741,777 aggregate gross unrealized appreciation and $1,728,276 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	(.05)	.38
Total Income (Loss) From Investment Operations	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.79)	$(.57)
Distributions from net realized gains	(.21)	(.05)
Total Distributions	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$10.07	$10.33

Total Return	7.48%(A)	9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.75%(B)	1.69%(B)(C)
Ratio of net investment income to average net assets	7.71%	7.20%(C)
Portfolio turnover rate	31.69%	29.81%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $71,122 and $32,195, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.05% and 3.00%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected per share data and ratios for the period indicated

Class C Shares

	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) thru December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	(.06)	.41
Total Income (Loss) From Investment Operations	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.71)	$(.46)
Distributions from net realized gains	(.21)	(.05)
Total Distributions	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$10.09	$10.36

Total Return	6.59%(A)	8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.50%(B)	2.48%(B)(C)
Ratio of net investment income to average net assets	6.96%	6.83%(C)
Portfolio turnover rate	31.69%	29.81%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $51,581 and $62,188, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.81% and 4.26%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity High Income Fund

We have audited the accompanying statement of assets and liabilities of Integrity High Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments, as of December 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 30, 2005, and for the period since inception (April 30, 2004) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity High Income Fund of The Integrity Funds as of December 30, 2005, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended December 30, 2005, and for the period since inception (April 30, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA
February 13, 2006

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	The Code has been amended to remove references to the functions of the corporation and apply specifically to the Funds.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Aas is independent for purposes of Item 3 of Form N-CSR.

Effective January 6, 2006, Independent Trustee Lynn Aas retired from the Audit Committee. Mr. Jerry Stai was subsequently nominated and elected to fill the vacancy. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
			2004	$41,100
			2005	$44,950
	(b)	Audit-related fees are fees principally for professional services rendered for due diligence and technical accounting and research.
Audit-Related Fees
			2004	$6,890
			2005	$11,700
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
			2004	$8,800
			2005	$15,100
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employees.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds
By:	/s/Robert E. Walstad
Robert E. Walstad
President
Date:	February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Integrity Funds
By:	/s/Robert E. Walstad
Robert E. Walstad
President
Date:	February 27, 2006

By:	/s/Laura Anderson
Laura Anderson
Treasurer
Date:	February 27, 2006